                                                                   EXHIBIT 10.13


                          CONTRACT OF SALE\CONTRIBUTION


                                      AMONG


          JPI-CG MEZZ LLC, JPI-MC MEZZ LLC, JPI GENPAR REALTY LLC AND
                          JPI INVESTMENT COMPANY, L.P.


                                   AS SELLERS,





                                       AND





                   EDUCATION REALTY OPERATING PARTNERSHIP, LP,


                                    AS BUYER

                                TABLE OF CONTENTS


ARTICLE 1 PURCHASE PRICE AND EARNEST MONEY .........................................................       9


         Section 1.1 Agreement to Sell and Purchase ................................................       9


         Section 1.2 Purchase Price ................................................................       9


         Section 1.3 Earnest Money .................................................................      12


ARTICLE 2 TITLE INSURANCE, OTHER INFORMATION, AND SURVEY ...........................................      13


         Section 2.1 Title Insurance ...............................................................      13


         Section 2.2 Other Information .............................................................      14


         Section 2.3 Survey ........................................................................      16


         Section 2.4 Other Property ................................................................      16


ARTICLE 3 TITLE REVIEW AND DUE DILIGENCE ...........................................................      16


         Section 3.1 Title Review ..................................................................      16


         Section 3.2 Due Diligence Period ..........................................................      17


ARTICLE 4 SELLERS' REPRESENTATIONS, WARRANTIES, AND COVENANTS ......................................      18


         Section 4.1 Each Sellers' Representations and Warranties ..................................      18


         Section 4.2 Several Liability; Survival of Representations and Warranties .................      28


         Section 4.3 Knowledge Standard ............................................................      29


         Section 4.4 Sellers' Covenants ............................................................      29


ARTICLE 5 BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS ........................................      31


         Section 5.1 Buyer's Representations and Warranties ........................................      31


         Section 5.2 Buyer's Covenants .............................................................      33


         Section 5.3 Investment Representation .....................................................      34


ARTICLE 6 CLOSING AND PRORATIONS ...................................................................      35


         Section 6.1 Closing Date ..................................................................      35


         Section 6.2 Closing Matters ...............................................................      35


                                     Page i

         Section 6.3 Prorations ....................................................................      39


         Section 6.4 Closing Costs .................................................................      40


         Section 6.5 Partnership Matters ...........................................................      41


         Section 6.6 Assumption and Release ........................................................      42


         Section 6.7 Release Approval ..............................................................      42


         Section 6.8 Seller's and Buyer's Joint Covenants Regarding Taxation of Cash/Unit
                     Purchase .......................................................................     42


ARTICLE 7 DEFAULTS AND REMEDIES ....................................................................      44


         Section 7.1 Material Breach of Sellers' Representations and Warranties Prior to
                     Closing .......................................................................      44


         Section 7.2 Buyer's Remedies ..............................................................      45


         Section 7.3 Sellers' Remedies .............................................................      47


ARTICLE 8 CASUALTY AND CONDEMNATION ................................................................      47


         Section 8.1 Risk of Loss and Notice .......................................................      47


         Section 8.2 Minor Casualty ................................................................      47


         Section 8.3 Major Casualty and Condemnation ...............................................      48


ARTICLE 9 MISCELLANEOUS ............................................................................      49


         Section 9.1 Notices .......................................................................      49


         Section 9.2 Performance ...................................................................      51


         Section 9.3 Binding Effect ................................................................      51


         Section 9.4 Entire Agreement ..............................................................      51


         Section 9.5 Assignment ....................................................................      51


         Section 9.6 Commissions ...................................................................      52


         Section 9.7 Headings ......................................................................      52


         Section 9.8 Holidays, Etc. .................................................................     52


         Section 9.9 Legal Fees ....................................................................      52




                                     Page ii

         Section 9.10  Governing Law ...............................................................      52


         Section 9.11  Severability ................................................................      52


         Section 9.12  Disclaimers, Waivers, and Releases ..........................................      53


         Section 9.13  Rule of Construction ........................................................      56


         Section 9.14  Effective Date ..............................................................      56


         Section 9.15  Independent Contract Consideration ..........................................      56


         Section 9.16  Counterparts and Facsimile Signatures .......................................      57


         Section 9.17  No Recording ................................................................      57


         Section 9.18  Further Acts ................................................................      57


         Section 9.19  Waiver of Jury Trial ........................................................      57


         Section 9.20  Exchange ....................................................................      59


         Section 9.21  Related Property ............................................................      59


         Section 9.22  Confidentiality .............................................................      60



EXHIBIT A-1  Legal Description of the Real Property Located in Leon County, Florida

EXHIBIT A-2  Legal Description of the Real Property Located in Kalamazoo County, Michigan

EXHIBIT A-3  Legal Description of the Real Property Located in Centre County, Pennsylvania

EXHIBIT A-4  Legal Description of the Real Property Located in Payne County, Oklahoma

EXHIBIT A-5  Legal Description of the Real Property Located in Leon County, Florida

EXHIBIT A-6  Legal Description of the Real Property Located in Hillsborough County, Florida

EXHIBIT A-7  Legal Description of the Real Property Located in Orange County, Florida

EXHIBIT A-8  Legal Description of the Real Property Located in Lubbock County, Texas

EXHIBIT A-9  Legal Description of the Real Property Located in Franklin County, Ohio

EXHIBIT A-10 Legal Description of the Real Property Located in Knox County, Tennessee

EXHIBIT B    List of Approved Service Contracts


                                    Page iii


EXHIBIT C    List of Personal Property

EXHIBIT D    Intentionally Omitted

EXHIBIT E    Pro Rata Cash Allocation

EXHIBIT F    Reports

EXHIBIT G    List of Delivered Loan Documents

EXHIBIT H    List of Delivered Surveys

EXHIBIT I    Other Contracts for Development

EXHIBIT J    Deed Restrictions

EXHIBIT K    Litigation

EXHIBIT L    Notices from Governmental Authorities

EXHIBIT M    Buyer's Partnership Agreement

EXHIBIT N    Knowledge Individuals

EXHIBIT O    Agreement Regarding Contributed Properties

EXHIBIT P    Liquidity Loan Documents

EXHIBIT Q    Assignment of Interests

EXHIBIT R    Assignment of Partnership Interests

EXHIBIT S    Non-Exclusive Service Mark License Agreement

EXHIBIT T    Legal Opinion

EXHIBIT U    Intentionally Omitted

EXHIBIT V    Warrant Agreement

EXHIBIT W    Registration Rights Agreement



                                     Page iv

                          CONTRACT OF SALE\CONTRIBUTION


This Contract of Sale\Contribution (this CONTRACT) is among JPI-CG MEZZ LLC, a Delaware limited liability company (JPI-CG), JPI-MC MEZZ LLC, a Delaware limited liability company (JPI-MC), JPI GENPAR REALTY LLC, a Delaware limited liability company (GENPAR), and JPI INVESTMENT COMPANY, L.P., a Texas limited partnership (JPIIC, which, together with JPI-CG, JPI-MC and Genpar are hereinafter collectively referred to as the SELLER), and EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (BUYER).

                                   BACKGROUND

A. JPI-CG owns (i) 100% of the outstanding and issued stock (the JPI-CG TALLAHASSEE STOCK) of JC-Tallahassee, Inc., a Delaware corporation (TALLAHASSEE, INC.); (ii) 99% of the membership interests (the JPI-CG TALLAHASSEE MEMBERSHIP INTEREST) of JC-Tallahassee LLC, a Delaware limited liability company (TALLAHASSEE LLC) and Tallahassee, Inc., owns the remaining membership interest in Tallahassee LLC; and (iii) a 99% partnership interest in (the JPI-CG TALLAHASSEE LP INTEREST) and is the sole limited partner of Jefferson Commons - Tallahassee Limited Partnership, a Delaware limited partnership (TALLAHASSEE, L.P.) and Tallahassee LLC owns the 1% general partnership interest in Tallahassee, L.P.

B. JPI-CG owns (i) 100% of the outstanding and issued stock (the JPI-CG LUBBOCK STOCK) of JC-Lubbock, Inc., a Delaware corporation (LUBBOCK, INC.); (ii) 99% of the membership interests (the JPI-CG LUBBOCK MEMBERSHIP INTEREST) of JC-Lubbock LLC, a Delaware limited liability company (LUBBOCK LLC) and Lubbock, Inc., owns the remaining membership interest in Lubbock LLC; and (iii) a 99% partnership interest in (the JPI-CG LUBBOCK LP INTEREST) and is the sole limited partner of Jefferson Commons - Lubbock, L.P., a Delaware limited partnership (LUBBOCK, L.P.) and Lubbock LLC owns the 1% general partnership interest in Lubbock, L.P.

C. JPI-CG owns (i) 100% of the outstanding and issued stock (the JPI-CG COLUMBUS STOCK) of JC-Columbus, Inc., a Delaware corporation (COLUMBUS, INC.); (ii) 99% of the membership interests (the JPI-CG COLUMBUS MEMBERSHIP INTEREST) of JC-Columbus LLC, a Delaware limited liability company (COLUMBUS LLC) and Columbus, Inc., owns the remaining membership interest in Columbus LLC; and (iii) a 99% partnership interest in (the JPI-CG COLUMBUS LP INTEREST) and is the sole limited partner of Jefferson Commons - Columbus, L.P., a Delaware limited partnership (COLUMBUS, L.P.) and Columbus LLC owns the 1% general partnership interest in Columbus, L.P.

D. JPI-CG also owns (i) 100% of the outstanding and issued stock (the JPI-CG WESTERN MICHIGAN STOCK, which, together with the JPI-CG Tallahassee Stock, the JPI-CG Lubbock Stock and the JPI-CG Columbus Stock is hereinafter collectively referred to as the JPI-CG STOCK) of JC-Western Michigan, Inc., a Delaware corporation (WESTERN MICHIGAN, INC.); (ii) 99% of the membership interests (the JPI-CG WESTERN MICHIGAN MEMBERSHIP INTEREST, which, together with the JPI-CG Tallahassee Membership Interest, the JPI-CG Lubbock Membership Interest and the JPI-CG Columbus Membership Interest is hereinafter collectively referred to as the JPI-CG MEMBERSHIP INTERESTS) of JC-Western Michigan LLC, a Delaware limited liability company (WESTERN MICHIGAN LLC) and Western Michigan, Inc., owns the remaining membership interest in

         Western Michigan LLC; and (iii) a 99% partnership interest in (the JPI-CG WESTERN MICHIGAN LP INTEREST, which, together with the JPI-CG Tallahassee LP Interest, the JPI-CG Lubbock LP Interest and the JPI-CG Columbus LP Interest is hereinafter collectively referred to as the JPI-CG LP INTERESTS) and is the sole limited partner of Jefferson Commons - Western Michigan, L.P., a Delaware limited partnership (WESTERN MICHIGAN, L.P.) and Western Michigan LLC owns the 1% general partnership interest in Western Michigan, L.P.

E. JPI-MC owns (i) 100% of the outstanding and issued stock (the JPI-MC STATE COLLEGE STOCK) of JC - State College, Inc, a Delaware corporation (STATE COLLEGE, INC.); (ii) 99% of the membership interests (the JPI-MC STATE COLLEGE MEMBERSHIP INTEREST) of JC-State College LLC, a Delaware limited liability company (STATE COLLEGE LLC) and State College, Inc., owns the remaining membership interest in State College LLC; and (iii) the sole membership interest (JPI-MC LIMPAR INTEREST) in JPI Limpar LLC, a Delaware limited liability company which is the sole limited partner of Jefferson at State College, L.P., a Delaware limited partnership (STATE COLLEGE, L.P.) and State College LLC owns the sole general partnership interest in State College, L.P.

F. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC STILLWATER STOCK) of JC-Stillwater, Inc, a Delaware corporation (STILLWATER, INC.); (ii) 99% of the membership interests (the JPI-MC STILLWATER MEMBERSHIP INTEREST) of JC-Stillwater LLC, a Delaware limited liability company (STILLWATER LLC) and Stillwater, Inc., owns the remaining membership interest in Stillwater LLC; and (iii) a 99% partnership interest in (the JPI-MC STILLWATER LP INTEREST) and is the sole limited partner of Jefferson Commons - Stillwater, L.P., a Delaware limited partnership (STILLWATER, L.P.) and Stillwater LLC owns the 1% general partnership interest in Stillwater, L.P.

G. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC THARPE STOCK) of JC-Tharpe, Inc, a Delaware corporation (THARPE, INC.); (ii) 99% of the membership interests (the JPI-MC THARPE MEMBERSHIP INTEREST) of JC-Tharpe LLC, a Delaware limited liability company (THARPE LLC) and Tharpe, Inc., owns the remaining membership interest in Tharpe LLC; and (iii) a 99% partnership interest in (the JPI-CG THARPE LP INTEREST) and is the sole limited partner of Jefferson at Tharpe Limited Partnership, a Delaware limited partnership (THARPE, L.P.) and Tharpe LLC owns the 1% general partnership interest in Tharpe, L.P.

H. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC KNOXVILLE STOCK) of JC-Knoxville, Inc, a Delaware corporation (KNOXVILLE, INC.); (ii) 99% of the membership interests (the JPI-MC KNOXVILLE MEMBERSHIP INTEREST) of JC- Knoxville LLC, a Delaware limited liability company (KNOXVILLE LLC) and Knoxville, Inc., owns the remaining membership interest in Knoxville LLC; and (iii) a 99% partnership interest in (the JPI-CG KNOXVILLE LP INTEREST) and is the sole limited partner of Jefferson Commons-Knoxville, L.P., a Delaware limited partnership (KNOXVILLE, L.P.) and Knoxville LLC owns the 1% general partnership interest in Knoxville, L.P.

I. JPI-MC also owns (i) 100% of the outstanding and issued stock (the JPI-MC TAMPA STOCK, which, together with the JPI-MC State College Stock, the JPI-MC Stillwater Stock, the JPI-MC Tharpe Stock and the the JPI-MC Knoxville Stock is hereinafter collectively referred to as the JPI-MC STOCK) of JC-Tampa, Inc, a Delaware corporation

         (TAMPA, INC.); (ii) 99% of the membership interests (the JPI-MC TAMPA MEMBERSHIP INTEREST, which, together with the JPI-MC State College Membership Interest, the JPI-MC Stillwater Membership Interest, the JPI-MC Tharpe Membership Interest and the JPI-MC Knoxville Membership Interest is hereinafter collectively referred to as the JPI-MC MEMBERSHIP INTERESTS) of JC-Tampa LLC, a Delaware limited liability company (TAMPA LLC) and Tampa, Inc., owns the remaining membership interest in Tampa LLC; and (iii) a 99% partnership interest in (the JPI-MC TAMPA LP INTEREST, which, together with the JPI-MC Limpar Interest, the JPI-MC Stillwater LP Interest, the JPI-MC Tharpe LP Interest, and the JPI-MC Knoxville LP Interest is hereinafter collectively referred to as the JPI-MC LP INTEREST) and is the sole limited partner of Jefferson Commons - Tampa Limited Partnership, a Delaware limited partnership (TAMPA, L.P.) and Tampa LLC owns the 1% general partnership interest in Tampa, L.P.

J. Genpar owns a 1% interest in and is the sole general partner (the GENPAR GP INTEREST) of Jefferson Lofts at Orlando Limited Partnership, a Delaware limited partnership (LOFTS, L.P. which, together with Tallahassee, L.P., Lubbock, L.P., Columbus, L.P., Western Michigan, L.P., State College, L.P., Stillwater, L.P., Tharpe, L.P., and Knoxville, L.P. are hereinafter collectively referred to as the PARTNERSHIPS), JPIIC owns a 99% interest in and is the sole limited partner (the JPIIC LP INTEREST) of Lofts, L.P.

K. Each of the Partnerships owns their respective interest in the following:

         (1) With respect to Tallahassee, L.P., the real property located in Leon County, Florida, more particularly described on EXHIBIT A-1; with respect to Western Michigan, L.P., the real property located in Kalamazoo County, Michigan, more particularly described on EXHIBIT A-2 (which does not include the undeveloped land parcel); with respect to State College, L.P., the real property located in Centre County, Pennsylvania, more particularly described on EXHIBIT A-3; with respect to Stillwater, L.P., the real property located in Payne County, Oklahoma, more particularly described on EXHIBIT A-4; with respect to Tharpe, L.P., the real property located in Leon County, Florida, more particularly described on EXHIBIT A-5; with respect to Tampa, L.P., the real property located in Hillsborough County, Florida, more particularly described on EXHIBIT A-6; with respect to Lofts, L.P., the real property located in Orange County, Florida, more particularly described on EXHIBIT A-7; with respect to Lubbock, L.P., the real property located in Lubbock County, Texas, more particularly described on EXHIBIT A-8; with respect to Columbus, L.P., the real property located in Franklin County, Ohio, more particularly described on EXHIBIT A-9; and with respect to Knoxville, L.P., the real property located in Knox County, Tennessee, more particularly described on EXHIBIT A-10; all attached to this Contract (collectively, the REAL PROPERTY), and all rights and appurtenances pertaining to the Real Property, including any interest of the Partnerships in adjacent streets, alleys, easements, and rights-of-way;

         (2) all improvements, structures, and fixtures located on the respective tracts of Real Property (collectively, the IMPROVEMENTS);

         (3) the landlord's interest in all residential leases affecting the respective tract of Real Property (LEASES), related security deposits (DEPOSITS) and guaranties

                  (GUARANTIES) and the owner's interest in all Service Contracts listed in EXHIBIT B attached to this Contract not terminated on or before the Closing Date (defined in SECTION 6.1) in accordance with SECTION 3.2(e) (the SERVICE CONTRACTS);

         (4) the personal property located on the respective tract of Real Property and described on the list attached as EXHIBIT C to this Contract (the PERSONAL PROPERTY) but excluding any personal property specifically excluded on EXHIBIT C;

         (5) the respective owner's interest in all plans for the Improvements (the PLANS);

         (6) the respective owner's interest in all warranties and guaranties relating to the Improvements, if any, including all unexpired third party warranties and guarantees, if any, received in connection with the construction, improvement, or equipment of the Improvements, but excluding all warranties and guaranties from any Partnership Affiliate (defined in SECTION 9.5) (the WARRANTIES); and

         (7) all records and correspondence relating to tenants in the respective Partnerships' possession or the respective Partnerships' property manager, JPI Apartment Management, L.P. (PROPERTY MANAGER) used in the continuing operation of the Improvements excluding all documents that are subject to an attorney-client privilege (the RECORDS).

         The Real Property, the Improvements, the Leases, the Deposits, the Guaranties, the Service Contracts, the Personal Property, the Plans, the Warranties, and the Records are collectively called the PROPERTY.

         Without limitation, the following are not included in the Property: the names "Jefferson", "Jefferson Commons", the initials "JPI" (although Seller's affiliate has provided a limited license for use of such names/initials pursuant to a license agreement hereafter more particularly set forth), any logo, trade name, or other name utilizing "Jefferson", "Jefferson Commons", or "JPI", any software owned by or licensed to any company or entity other than the Partnerships, any professional photographs of the Property, including but not limited to, photographs, negatives, and transparencies in digital or other form, and any bonds or letters of credit issued in favor of any Governmental Authorities (defined in SECTION 4.1) by the Partnerships or any Partnership Affiliate in connection with the construction of the Improvements.

L. Buyer wants to purchase, and Sellers want to sell and\or contribute the JPI-GC Stock, the JPI-CG Membership Interests, the JPI-CG LP Interests, the JPI-MC Stock, the JPI-MC Membership Interests, the JPI-MC LP Interests, the Genpar GP Interest and the JPIIC LP Interest (collectively, the INTERESTS).

                                   ARTICLE 1

                        PURCHASE PRICE AND EARNEST MONEY


         Section 1.1 Agreement to Sell and Purchase.


Each Seller shall sell and\or contribute to Buyer, and Buyer shall purchase from each Seller, the Partnership Interest owned by the respective Seller under the terms of this Contract.

         Section 1.2 Purchase Price.

                  (a) The PURCHASE PRICE of the Property is $303,910,000, subject to all prorations and credits set forth herein, payable in immediately available United States funds at Closing (defined in SECTION 6.1).

                  (b)      The Purchase Price is allocated as follows:

                           (i) For the Interests in Tallahassee, L.P., $23,485,000 of which $23,485 is allocated by Seller to the JPI-CG Tallahassee Stock;

                           (ii) For the Interests in Western Michigan, L.P., $31,555,000 of which $31,555 is allocated by Seller to the JPI-CG Western Michigan Stock;

                           (iii) For the Interests related to State College, L.P., $37,000,000 of which $37,000 is allocated by Seller to the JPI-MC State
                                    College Stock;

                           (iv) For the Interests in Stillwater, L.P., $16,300,000 of which $16,300 is allocated by Seller to the JPI-MC Stillwater Stock;

                           (v)      For the Interests in Tharpe, L.P.,
                                    $50,940,000 of which $50,940 is allocated by Seller to the JPI-MC Tharpe Stock;

                           (vi)     For the Interests in Lubbock, L.P.,
                                    $27,680,000 of which $27,680 is allocated by Seller to the JPI-MC Lubbock Stock;

                           (vii) For the Interests in Columbus, L.P., $22,000,000 of which $22,000 is allocated by Seller to the JPI-MC Columbus Stock;

                           (viii) For the Interests in Knoxville, L.P., $23,000,000 of which $23,000 is allocated by Seller to the JPI-MC Knoxville Stock;

                           (ix)     For the Interests in Tampa, L.P.,
                                    $33,950,000 of which $33,950 is allocated by Seller to the JPI-MC Tampa Stock; and

                           (x)      For the Interests in Lofts, L.P.,
                                    $38,000,000.

                  (c)      The Purchase Price is payable at Closing (defined in
                           SECTION 6.1) as follows:

                           (i) By Buyer taking title to the Interests assuming (subject to, and inclusive of the non-recourse provisions thereof) all obligations accruing from and after the Closing Date under Seller's Existing Loans (as defined in SECTION 2.2(i)) which are generally described in SECTION 2.2(i), but excluding those obligations resulting from a default by Seller under the Existing Loans. Seller shall cooperate with and assist Buyer, but at no cost or expense to Seller (other than its attorney's fees) and without Seller or Seller Affiliates having to incur any additional obligations, in connection with the Buyer seeking consent from the Lenders for the assumption of the Existing Loans (subject to and inclusive of the non-recourse provisions thereof) on terms and conditions acceptable to Buyer in its sole discretion and specifically without Buyer being required to agree to any material change of any term of any Existing Loan document as a condition to Lender's approval of the assumption (the ASSUMPTION). Any and all fees or expenses required to be paid to Lenders in connection with Buyer's Assumption (subject to and inclusive of, the non-recourse provisions thereof) of the Existing Loans shall be borne one-half (1/2) by Buyer and one-half (1/2) by Seller; provided, however, any fees, expenses or payments (but not payments representing all or substantially all of the remaining balance of the Existing Loans) resulting from a default by Seller under the Existing Loans prior to Closing shall be paid solely by Seller at Closing. Additionally, Buyer shall use commercially reasonable efforts to obtain a release reasonably acceptable to Seller of all liabilities, indemnities and guarantees of Seller and Seller Affiliates accruing from and after the Closing Date under the Existing Loans (the SELLER RELEASES) but Buyer shall not be obligated to assume any additional obligations to the Lenders to do so and Seller shall not be obligated to pay any costs or fees (other than its share of the assumption fees and costs set forth above) not approved by Seller; and

                           (ii) at the election of Seller, notice of which shall be delivered in writing to Buyer by no later than September 22, 2004 (the ELECTION NOTICE), either:

                                    (A)      By (i) Buyer paying cash, by wire
                                             transfer for disbursement to Seller
                                             at Closing, the amount of the
                                             Purchase Price, less the total
                                             amount of unpaid principal and
                                             accrued but unpaid interest owing
                                             pursuant to the Existing Loans as
                                             of the Closing Date, subject to
                                             prorations and other debits or
                                             credits provided for in this
                                             Contract (the NET AMOUNT); or (ii)
                                             Buyer paying and delivering to the
                                             Seller or Seller's designees (the
                                             DESIGNATED OWNERS), cash and units
                                             of limited partnership interest in
                                             the Buyer (UNITS) for disbursement
                                             to Seller or to the Designated
                                             Owners at Closing in the aggregate
                                             amount equal to the Net Amount.

                                    (B)      All cash payable at Closing shall
                                             be sent by wire transfer to the
                                             Closing Agent for disbursement to
                                             each Seller at Closing. If all of
                                             the Net Amount is payable to Seller
                                             in cash, Seller hereby directs the
                                             Buyer to pay the cash on the
                                             Closing Date to the Seller as set
                                             forth in SECTION 1.2 (b).

                                    (C)      If Seller makes an election
                                             pursuant to SECTION 1.2(c)(II)(A)
                                             to receive any portion of the Net
                                             Amount in Units, Seller shall
                                             deliver to Buyer, together with the
                                             Election Notice, a schedule to this
                                             Contract, which shall become
                                             EXHIBIT E hereto, which shall set
                                             forth, with respect to each Seller
                                             (i) the name of the Seller or the
                                             Designated Owners, (ii) the total
                                             portion of the Net Amount payable
                                             to such Seller and/or Designated
                                             Owner, (iii) the portion of such
                                             amount payable to such Seller which
                                             shall be in the form of cash, (iv)
                                             the portion of such amount which
                                             shall be payable to such Seller or
                                             the Designated Owner(s) in Units
                                             and, if more than one recipient of
                                             Units is designated, the specific
                                             proportions to be issued to each.
                                             The number of Units to be issued at
                                             Closing to each Seller or
                                             Designated Owner shall be equal to
                                             (i) the unit value set forth in
                                             EXHIBIT E for the respective
                                             Seller, divided by (ii) the per
                                             share price at which the common
                                             stock (the COMMON STOCK) of
                                             Education Realty Trust, Inc., a
                                             Maryland corporation (the REIT), is
                                             offered to the public in the
                                             underwritten initial public
                                             offering of the Common Stock (the
                                             PUBLIC OFFERING) before any
                                             discounts or fees paid to
                                             underwriters. Each Seller and
                                             Designated Owner to receive Units
                                             and the holder of the Warrants
                                             (hereinafter defined) under the
                                             Warrant Agreement (hereinafter
                                             defined) shall also provide to
                                             Buyer within five (5) days after
                                             Seller's delivery to Buyer of the
                                             Election Notice, a duly executed
                                             accredited investor questionnaire
                                             in a form provided by Buyer (the
                                             form of which to be substantially
                                             similar to that provided to other
                                             persons to confirm their accredited
                                             investor status). If the Net Amount
                                             is payable to Seller (or the
                                             Designated Owners) in a combination
                                             of cash and Units, Seller hereby
                                             directs the Buyer to pay, issue and
                                             distribute (as applicable) the cash
                                             and the Units on the Closing Date
                                             to the Seller and/or the Designated
                                             Owners in accordance with EXHIBIT
                                             E. No fractional Units will be
                                             issued as consideration hereunder,
                                             but in lieu of issuing fractional
                                             Units, the value thereof shall be
                                             paid in cash to Seller. Each
                                             Designated Owner acknowledges that
                                             any certificates evidencing the
                                             Units will bear appropriate legends
                                             indicating (1) that the Units have
                                             not been registered under the
                                             Securities Act of 1933, as amended
                                             (SECURITIES ACT), and (2) that the
                                             Buyer's Agreement of

                                             Limited Partnership (the BUYER'S
                                             PARTNERSHIP AGREEMENT) will
                                             restrict the transfer of the Units
                                             but such restriction shall not be
                                             more restrictive than that which
                                             affects other third party Unit
                                             holders. Upon receipt of the Units,
                                             the Sellers or Designated Owners,
                                             as applicable, shall become limited
                                             partners of the Buyer and shall
                                             execute the Buyer's Partnership
                                             Agreement.

         Section 1.3 Earnest Money.

                  (a) On the Effective Date (defined in SECTION 9.14), as a condition to the continued effectiveness of this Contract, Buyer shall deposit with Marble Title Company, L.L.C. (TITLE COMPANY), as agent for Chicago Title Insurance Company (CLOSING AGENT), 2001 Bryan Street, Suite 1700, Dallas, Texas 75201, Attention:
                           Kerri A. Majors, Phone: (214) 965-1672, Fax: (214)
                           965-1631, $798,000 in (i) immediately available federal funds or (ii) the form of an unconditional and irrevocable letter of credit in favor of Seller and Closing Agent on terms and from an issuer reasonably acceptable to Seller (a LETTER OF CREDIT) (the EARNEST MONEY).

                  (b) The Earnest Money, if paid in the form of immediately available federal funds (and not by Letter of Credit), shall be applied to the Purchase Price at Closing, however, any Letter of Credit shall be returned to Buyer after Closing with no portion of its funds having been credited against the Purchase Price. The Earnest Money is non-refundable to Buyer in all events, except for a Seller default or as otherwise specifically set forth herein. If Buyer fails to deliver the Earnest Money, this Contract will automatically terminate. If Buyer fails to close the transaction on January 31, 2005 and the Closing is not extended by mutual written agreement of the parties or pursuant to the provisions of SECTION 6.1, this Contract will automatically terminate, the Earnest Money will be paid to Seller and the parties will have no further obligations to each other. If any of the Earnest Money is in the form of a Letter of Credit then, any reference in this Contract to Seller being paid any portion of the Earnest Money is deemed to include and Seller shall have the right to draw upon any Letter of Credit and retain the proceeds.

                  (c) If this Contract does not close, the Earnest Money will be paid or the Closing Agent shall deliver the Letter of Credit as provided in this Contract. Closing Agent shall, promptly upon receipt, place the wire transferred Earnest Money in a federally insured, interest bearing account. All interest on the Earnest Money becomes part of the Earnest Money. All interest on the Earnest Money will be reported to the Internal Revenue Service as income of Buyer. Buyer shall promptly execute and deliver to Closing Agent all forms reasonably requested by Closing Agent with respect to the Earnest Money. Buyer acknowledges and agrees that, except for a default by Sellers under SECTION 7.1 or SECTION 7.2 or the occurrence of a Major Casualty prior to Closing, the Earnest Money is non-refundable to Buyer.

                  (d) Closing Agent is authorized and directed to pay the Earnest Money and/or deliver any Letter of Credit for any portion of the Earnest Money to the party entitled to receive the Earnest Money under the terms of this Contract. Sellers or Buyer, as appropriate, shall deliver a letter of instruction to Closing Agent directing the disbursement of the Earnest Money or the delivery of the Letter of Credit to the party or parties entitled to receive the Earnest Money promptly upon receipt of a demand from that party or parties.

                  (e) Upon delivery of the Letter of Credit, if any, to Seller, Seller is authorized to immediately present it to the issuer for payment.

                  (f) The Letter of Credit shall contain an expiry date of not earlier than April 29, 2005. If, for whatever reason, Seller has been unable to present the Letter of Credit for payment on or before March 29, 2005, or if, once presented, Seller has not been paid the full amount of the Letter of Credit by March 29, 2005, in any such case, Buyer shall immediately cause a substitute Letter of Credit to be issued in the same amount with an expiry date of no earlier than May 30, 2005 (this process shall continue monthly until the Letter of Credit is either delivered to Buyer or tendered by Seller to the issuing bank such that they do not expire prior thereto). If, for whatever reason, Buyer fails to cause a substitute Letter of Credit to be issued at least twenty-five (25) days prior to the expiry date of the existing Letter of Credit, then Buyer and Seller hereby authorize Closing Agent to immediately present the existing Letter of Credit for payment and, once paid, to hold the proceeds as "Earnest Money" in accordance with the terms of this Contract. Buyer and Seller agree that Closing Agent is authorized to present the Letter of Credit for payment even if Buyer has delivered instructions to the contrary to Closing Agent; provided, that Closing Agent shall not present the existing Letter of Credit as authorized by this
                           SECTION 1.3(f) only if Closing Agent receives written instructions to the contrary from both Buyer and Seller. TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS, OF THIS SECTION 1.3(f), BUYER AND SELLER, THROUGH THEIR AUTHORIZED REPRESENTATIVES HAVE SEPARATELY INITIALED THIS SECTION 1.3(f). This
                           SECTION 1.3(f) shall survive the termination or expiration of this Contract.


                               BUYER'S INITIALS:
                                                  ----------------------

                               SELLER'S INITIALS:
                                                  ----------------------


                                   ARTICLE 2

                 TITLE INSURANCE, OTHER INFORMATION, AND SURVEY

         Section 2.1 Title Insurance.

                  (a) Buyer shall assume Sellers' existing Sellers Owner Policy of Title Insurance for the Real Property and Improvements (on the standard form in use in the State where the Property is located) (collectively, the OWNER POLICY) and Sellers shall use its commercially reasonable efforts to cause Closing Agent to agree to update each Owner Policy to reflect the Purchase Price of each Property. Buyer may request that Title Company issue other available endorsements to the Owner Policy, but any affidavits, indemnities or other documents requested by Title Company in order for it to issue any endorsements are subject to approval by Seller in its sole discretion. Buyer may elect, for any or all of the Properties, to obtain new owner policies of title insurance (collectively, the NEW POLICY). If Buyer elects to obtain any New Policy, then Buyer is responsible for payment of the premium for the Standard Coverage Owner Policy, the premiums charged for and costs associated with obtaining extended coverage and endorsements to the New Policy and for any loan policy or endorsements required by Buyer's lender, but Seller is not obligated to cause Closing Agent to issue any endorsements to the New Policy or any lender policy.

                  (b) Sellers have previously caused Closing Agent to furnish to Buyer the Owner Policy together with copies of all documents referenced as title exceptions in the Owner Policy.

         Section 2.2 Other Information.

Buyer and Seller acknowledge that, prior to the Effective Date, Sellers have delivered to Buyer the following for each individual entity and, for the purpose of due diligence, each Property (collectively, the DOCUMENTS):

                  (a) a rent roll (by building, apartment number and bedroom) (RENT ROLL), certified to be true and correct in all material respects by Seller, dated no earlier than 5 days prior to the date Seller delivers same showing:

                           (i) move-in, term, and expiration date for each Lease;

                           (ii)     name of the tenant listed on each Lease;

                           (iii) the amount of the monthly rent for the unit, any garage, and any other amenity leased by the tenant;

                           (iv)     the amount of the security and other
                                    deposits; and

                           (v) if the apartment is vacant, the market rent for the unit;

                  (b) a delinquency report showing the amount of any arrearages or delinquencies by tenants under the Leases, certified to be true and correct in all material respects by Seller;

                  (c) a concession matrix identifying rent concessions or forbearances for the Leases, certified to be true and correct in all material respects by Seller;

                  (d) copies of the reports listed in EXHIBIT F attached to this Contract (the REPORTS) which Reports are delivered "AS-IS" and, except as specifically set forth in Section 4.1(h), Seller makes no representation or warranty concerning the accuracy, correctness, completeness, suitability or utility of the Reports or the information contained or not contained therein.

                  (e)      copies of the Service Contracts;

                  (f) copies of all certificates of occupancy and other permits or licenses necessary for the operation of the Property in the Partnerships' possession or the possession of Property Manager;

                  (g) a copy of the most recent as-built survey of the Real Property and the Improvements in the Partnerships' possession;

                  (h) copies of ad valorem tax statements for tax years 2002 and 2003;

                  (i) copies of the documents and instruments listed on EXHIBIT G executed in connection with the indebtedness (the EXISTING LOANS) payable to the order of JPMorgan Chase Bank, Nationwide Life Insurance Company or Citigroup Global Markets Realty Corp., their respective successors and assigns as "Lenders" (LENDERS);

                  (j) copies of the Partnerships' federal and state, if applicable, income Tax Returns (defined in SECTION 6.5) for calendar years 2002 through 2003;

                  (k) financial statements showing income and expense for the years 2001 (to the extent available), 2002 and 2003 (on a monthly basis), certified true, correct, and complete in all material respects by an authorized officer of Seller;

                  (l) an operating statement for the current year (updated monthly within twenty (20) days after the end of the month through Closing) detailing all income and expense items for the Property, certified true, correct and complete in all material respects by an authorized officer of Seller; and

                  (m)      true, correct and complete copies of:

                           (i) the Articles of Incorporation, Bylaws, minute books and stock records of Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc. (the CORPORATE DOCUMENTS);

                           (ii) the Certificate of Formation, the Limited Liability Company Agreement and any written consents or actions of the members or managers of Tallahassee LLC, Western Michigan LLC, Stillwater LLC, State College LLC, Tharpe LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, Tampa LLC and Limpar LLC (the LLC DOCUMENTS);

                           (iii) the Certificate of Limited Partnership, the Partnership Agreement and any written consents or actions of the general or limited partners of Tallahassee, L.P.; Western Michigan, L.P., Stillwater, L.P., State College, L.P.; Tharpe, L.P.; Lubbock. L.P.; Columbus, L.P.; Knoxville, L.P.; Tampa, L.P. and Lofts, L.P. (the LP DOCUMENTS); and

                  (n) all material contracts in effect for any of the entities to be acquired by Buyer pursuant to this Contract (the ENTITIES).

         Section 2.3 Survey.

Buyer acknowledges that Seller has previously delivered to Buyer an as-built, ALTA/ACSM (or similar) survey of each Property prepared by the surveyors and dated as set forth on EXHIBIT H (collectively, the SURVEY). Updates to or recertifications of the SURVEY shall be at Buyer's expense.

         Section 2.4 Other Property.

Seller hereby discloses that as of the Effective Date it has not entered into any contracts for the purchase of property to be developed as "for rent" student housing within a ten (10) mile radius of any Property, except as set forth on
EXHIBIT I.

                                   ARTICLE 3

                         TITLE REVIEW AND DUE DILIGENCE

         Section 3.1 Title Review.

                  (a) Buyer acknowledges that it has reviewed the Commitment, the title exception documents listed therein and the Survey prior to execution of this Contract, waives any objection it might have to such items and accepts and approves all matters shown thereon. Except as specifically set forth in SECTION 3.1(b), by its execution of this Contract, Buyer accepts the Property and all title and survey matters and the Earnest Money is non-refundable to Buyer, except as specifically set forth in this Contract.

                  (b) Neither Sellers nor the Partnerships have any obligation to cure any matters shown on the Commitment or the Survey. Notwithstanding the preceding sentence, Seller shall cure monetary liens that can be cured solely by the payment of money and shall bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment to Closing Agent's reasonable satisfaction; provided, that Seller will not be required to expend or, in the case of a bond, be liable for more than $25,000 for any single Property to cure any such monetary liens or bond around any mechanics' or materialmen's lien(s) and abstract(s) of judgment related to any individual Property.

                  (c) All exceptions shown on the Owner Policy, the title exception documents, or the Survey, except for mechanics' or materialmen's lien(s) and abstract(s) of judgment which Seller shall cure to the extent provided in SECTION 3.1(b), are the PERMITTED EXCEPTIONS. The Permitted Exceptions include the restriction against conversion of the Real Property to a condominium regime specified in the Deed (defined in SECTION 6.2(a)).

                  (d) At or prior to Closing, the Partnerships shall execute and record a deed restriction (the DEED RESTRICTIONS) in substantially the form attached to this Contract as EXHIBIT J prohibiting the imposition of a condominium regime on the Real Property and Improvements for a period of 15 years after the Closing Date without the consent of Sellers.

         Section 3.2 Due Diligence Period.

                  (a) Until this Contract is terminated in accordance with its terms, Buyer may enter the Real Property and Improvements to conduct inspections of the Real Property and Improvements, including any third party inspections, review the Records, and review and analyze all materials, surveys, maps, and reports, provided by Sellers or the Partnerships under this Contract. Buyer must notify Sellers of its or its agents or contractors intention to enter the Real Property and Improvements at least 24 hours prior to each intended entry and obtain Sellers' prior approval, not to be unreasonably withheld, of the proposed scope of the inspections and tests. No invasive testing or inspections may be performed without prior written approval of Sellers, which approval may be withheld or given in Seller's reasonable discretion. Seller may, at its option, have a representative present for each inspection or test. Buyer may not enter into any unit except in accordance with the Lease and in accordance with applicable law. All consultants who perform inspections or testing at the Real Property on behalf of Buyer are subject to Seller's prior approval, not to be unreasonably withheld.

                  (b) Buyer acknowledges that it has entered the Real Property and Improvements prior to the Effective Date to conduct inspections of the Real Property and Improvements, review the Records, and review and analyze all materials, surveys, maps, reports, and other matters and information provided by Seller under this Contract. By its execution of the Contract, Buyer accepts the Property and the Earnest Money is non-refundable to Buyer, except as specifically set forth in this Contract.

                  (c) Prior to any entry on the Real Property and Improvements, Buyer or its Affiliate shall deliver to Sellers a reasonably satisfactory certificate of insurance evidencing that Buyer has commercial general liability insurance and automobile liability insurance, on an occurrence basis, with limits of at least $2,000,000 and $1,000,000, respectively, each issued by an insurance company licensed to do business in the State where the Real Property is located and with an A. M. Best Company rating of at least A-VIII and a reasonably satisfactory endorsement Partnerships identifying Seller and its property management company as additional insureds. Buyer's or its Affiliate's insurance policies must be primary with respect to any liability insurance carried by the Partnerships or Sellers.

                  (d) Buyer shall perform, and shall cause its agents, employees, and contractors to perform, all inspections and reviews of the Property so as not to cause any damage, loss, cost, or expense to, or claims against any Seller, the Partnerships, or the Property. Buyer shall, at its expense, promptly repair any damage to the Property caused by or attributable to Buyer's inspections or testing to the condition existing prior to the inspection or testing. Buyer shall indemnify, defend, and hold each Seller and the Partnerships and its property management company and their respective agents and employees harmless for, from and against any damage, loss, cost, expense (including, without limitation, reasonable legal fees, court costs, and expenses), or claims caused by, attributable to, or resulting from the acts or omissions on or about the Property by Buyer, its agents, employees, contractors, or consultants. Notwithstanding the foregoing, Buyer shall have no liability for pre-existing conditions discovered by Buyer's tests, inspections or reviews. Buyer shall cause any lien filed against the Real Property by a consultant, contractor, subcontractor, or other person or entity arising by, through, or under Buyer or otherwise attributable to Buyer's inspection, testing, and review of the Property to be released of record (whether through payment or bonding) within 20 days after receipt of notice from either Seller of the filing of any lien. The terms of this SECTION 3.2(d) are not limited by SECTION 7.3.

                  (e) Buyer acknowledges that it has reviewed all Service Contracts listed in EXHIBIT B and all Service Contracts listed in EXHIBIT B are approved by Buyer and Buyer may not reject any Service Contract listed in EXHIBIT B. All Service Contracts listed in EXHIBIT B will be assumed by Buyer at Closing. Buyer will be liable for any obligations under all Service Contracts approved by Buyer extending past the Closing Date.

                  (f) The terms of this SECTION 3.2 survive the Closing or any termination of this Contract.

                                   ARTICLE 4

               SELLERS' REPRESENTATIONS, WARRANTIES, AND COVENANTS

         Section 4.1 Each Sellers' Representations and Warranties.

Each Seller, severally and not jointly, represents and warrants to Buyer with respect to the Interests owned by such Seller:

                  (a) Tallahassee, L.P., Western Michigan, L.P., Stillwater, L.P., State College, L.P., Tharpe, L.P., Lubbock, L.P., Columbus, L.P., Knoxville, L.P., Tampa, L.P., and Lofts, L.P. are all Delaware limited partnerships, validly existing and in good standing under the laws of the State of Delaware, and are, to the extent necessary, qualified to do business in the State where the Real Property is located.

                  (b) The copies of the LP Documents delivered to Buyer under SECTION 2.2 are true, correct, and complete copies thereof, including any amendments thereto.

                  (c) Tallahassee LLC, Western Michigan LLC., Stillwater LLC, Limpar LLC, State College LLC, Tharpe LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, and Tampa LLC are all Delaware limited liability companies, validly existing and in good standing under the laws of the State of Delaware, and are, to the extent necessary, qualified to do business in the State where the Real Property is located.

                  (d) The copies of the LLC Documents delivered to Buyer under SECTION 2.2 are true, correct, and complete copies thereof, including any amendments thereto.

                  (e) Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc., are all Delaware corporations, validly existing and in good standing under the laws of the State of Delaware.

                  (f) The copies of the Corporate Documents delivered to Buyer under SECTION 2.2 are true, correct, and complete copies thereof, including any amendments thereto.

                  (g) Each Seller is the entity it is described to be in the first paragraph of this Contract, is validly existing and in good standing under the laws of the State of its formation, which is set forth in the first paragraph of this Contract.

                  (h) Each entity comprising Seller has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Seller is duly authorized to do so.

                  (i) The Seller owns good title to the respective stock, membership interests and partnership interests that it is transferring through this Contract, free and clear of all liens, claims, and encumbrances other than those arising under applicable securities laws.

                  (j) The stock in Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc. which is being transferred to Buyer constitutes all of the outstanding stock in those corporations and there are no options, warrants, or rights of any kind to acquire any stock in those entities.

                  (k) The membership interests in Tallahassee LLC, Western Michigan LLC, Stillwater, LLC, State College LLC, Tharpe LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, and Tampa LLC to be transferred to Buyer by Seller, are, except for the membership interests held by Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc., all of the membership interests in those limited liability companies and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (l) The membership interest in Limpar LLC to be transferred to Buyer by Seller, is the sole membership interest in that limited liability company and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (m) The limited partnership interests in Tallahassee, L.P., Western Michigan, L.P., Stillwater, L.P., State College, L.P., Tharpe, L.P., Lubbock, L.P., Columbus, L.P., Knoxville, L.P., Tampa, L.P. and Lofts, L.P. are the sole limited partnership interests of the respective Partnerships and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (n) The general partnership interests held by Tallahassee LLC, Western Michigan LLC, Stillwater LLC, State College LLC, Tharpe, LLC, Lubbock LLC, Columbus LLC, Knoxville LLC, Tampa, LLC and Genpar, are the sole general partnership interests of the respective partnerships and there are no options, warrants, or rights of any kind to acquire any additional interests in those entities.

                  (o) Other than as listed on EXHIBIT K, attached hereto and made a part hereof, there is no pending or, to Seller's knowledge, overtly threatened litigation, or other process, private or regulatory, affecting the Real Property, Improvements or any entity comprising the Partnership or Seller that, if decided adversely, would have a Material Adverse Effect on the use or operation of the Real Property and Improvements or Seller's ability to perform its obligations hereunder.

                  (p) Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the ORDER) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury
                           (OFAC) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the ORDERS).

                  (q) Neither Seller nor any beneficial owner of Seller nor any Person who provides loans to Seller:

                           (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the LISTS);

                           (ii) is an individual, corporation, partnership, limited liability company, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity (collectively, a PERSON) who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof;

                           (iii) is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                           (iv) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

                  For purposes of this Section and Section 5.1, U.S. PERSON means any United States citizen, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, with a principal place of business within the United States or any of its territories. For purposes of this Section and
                  Section 5.1, ANTI-MONEY LAUNDERING LAWS means those laws, rules, regulations, orders and sanctions, state and federal, criminal and civil, that (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interests of the United States; or (iii) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions are deemed to include the Executive Order Number 13224 on Terrorism Financing (September 23, 2001), the Patriot Act; the Currency and Foreign Transactions Reporting Act (also known as the Bank Secrecy Act, 31), the Trading with the Enemy Act, 50 U.S.C. Appx.
                  Section 1 et seq., the International Emergency Economics Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957, as amended.

                  (r) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or, to the Seller's knowledge, threatened against Seller, any entity comprising Seller, or the respective Property. Seller and each entity comprising Seller has been and will be solvent at tall times prior to the transfer of the Interests to Buyer.

                  (s) The Leases available for review by Buyer are true and correct copies of the actual Leases in the Partnerships' possession and are the complete written documentation of the agreement between the Partnerships, as landlord, and the tenants.

                  (t) The Partnerships have each filed all Tax Returns required by applicable law to be filed by it. All Tax Returns are true and correct in all material respects.

                  (u) No audit by a Tax (defined in SECTION 6.5) authority is pending or, to the best of the Seller's knowledge, threatened with respect to any Tax Return filed by, or Taxes due from, any of the Partnerships. No issue has been raised by any Tax authority in any audit of the Partnerships that if raised with respect to any other period not so audited could be expected to result in a material proposed deficiency for any period not so audited. No deficiency or adjustment for any Taxes has been threatened, proposed, asserted, or assessed against any of the Partnerships. There are no liens for Taxes upon the assets of the Partnerships, except liens for current Taxes not yet due.

                  (v) To the Seller's knowledge, none of the Partnerships have given or been requested to give any waiver of statutes of limitations relating to the payment of Taxes and none have executed any powers of attorney with respect to Tax matters that will be outstanding as of the Closing Date:

                  (w) None of the Partnerships are and none have been since their respective formations, classified as an association taxable as a corporation for Federal income tax purposes for any and all periods up to and including the Closing. The Internal Revenue Service has not asserted or, to the best of the Seller's knowledge, threatened to assert, that any of the

                           Partnerships should be classified as an association taxable as a corporation for Federal income tax purposes.

                  (x) All material obligations of the Partnerships are reflected in the Partnerships' financial statements and operating statements delivered to Buyer under
                           SECTION 2.2 other than obligations incurred by the Partnerships in the ordinary course of business, all of which will be prorated under SECTION 6.3. For the purposes of this clause only, the term MATERIAL means an individual obligation that exceeds $1,000 or aggregate obligations that exceed $20,000. Nothing in this SECTION 4.1(x) is intended to, or may be construed to, expand any specific representation and warranty of any Seller under this SECTION 4.1.

                  (y) The Service Contracts, Plans, Warranties, Records, and Reports provided to Buyer by or on behalf of the Partnerships are true and correct copies of all such documents.

                  (z) Except for the Existing Loans that Buyer will assume at Closing, there are no rights, options, or other agreements of any kind to purchase or otherwise acquire or sell or otherwise dispose of the Property or any interest in the Property.

                  (aa) Except for the consent of (1) the Lenders for Buyer's assumption of the Existing Loans and (2) the Lender under that certain mezzanine financing from RAIT Limited Partnership (RAIT), no further consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any third party or governmental agency or body is necessary for the execution, delivery and performance of this Contract and the transactions contemplated hereby by any entity comprising Seller (although some permits may require assignment or reapplication with respect to continued operations).

                  (bb) The Seller's execution, delivery and performance of this Contract and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or limited liability company action of the Seller and no other action is required by law, or pursuant to the Seller's certificate of limited partnership, partnership agreement, certificate of formation, or limited liability company agreement for such authorization; this Contract is the legal, valid, and binding obligation of, and is enforceable against the Seller in accordance with its terms, except to the extent such enforcement may be affected by general principles of equity, or by bankruptcy and other laws affecting the rights of creditors generally; assuming the consent required of the Lenders for the assumption of the Existing Loans and the transfer of the Interests is obtained, the execution and delivery of this Contract and the compliance with the terms and conditions of this Contract by the Seller will not breach or conflict with any of the terms, conditions, or provisions of any agreement or instrument to which the Seller is a party or by which the Seller is or may be bound, or constitute a default thereunder; and, to the

                           Seller's knowledge, and except as otherwise provided under the Existing Loans, the authorization, execution, and delivery of this Contract and the consummation of the transaction contemplated hereby, will not, with or without the giving of notice or passage of time or both:

                           (i) violate, conflict with or result in the breach of any terms or provisions of, or require any notice, filing, or consent, which has not been obtained, under:

                                    (A)      the certificate of limited
                                             partnership or limited partnership
                                             agreement of the Seller; or

                                    (B)      the certificate of formation or
                                             limited liability company agreement
                                             of the Seller; or

                                    (C)      any statutes, laws, rules, or
                                             regulations of any governmental
                                             body applicable to the Seller, the
                                             Partnerships or the Property; or

                                    (D)      any judgment, decree, writ,
                                             injunction, order or award of any
                                             arbitrator, court or governmental
                                             authority binding upon the Seller,
                                             the Partnerships or the Property.

                           (ii) conflict with, result in the breach of any terms or provisions of, require any notice or consent under, give rise to a right of termination of, or constitute a default under, the tenant Leases or any agreement or instrument of any kind to which the any of the Partnerships are a party or by which the Property is bound; or

                           (iii) result in any lien, claim, encumbrance or restriction on the Property.

                  (cc) With respect to the Property, as of the Effective Date of this Contract:

                           (i) There are no maintenance, management, or Service Contracts in effect with respect to or affecting the Property or any part thereof that will not be terminated as of the Closing, other than the agreements set forth in EXHIBIT B.

                           (ii) There are no persons now employed by Seller or a Seller Affiliate who Buyer will be obligated to hire or retain at or after Closing.

                           (iii) There are no condemnation proceedings pending or, to the actual knowledge of the Partnership, threatened against the Real Property, the Improvements or any part thereof.

                           (iv) Seller has not received any written notice and to Seller's knowledge, which knowledge is deemed to be limited to the environmental reports included as part of the Reports (collectively, the ESA), and except for matters and materials present at the Real Property and Improvements in the ordinary course of operation of the Real Property and Improvements as an apartment complex, there are no Hazardous Materials (defined in SECTION 9.12(a) but excluding from such definition fungi of all forms and types) present at the Real Property and Improvements other than any specified in the ESA. The Partnership makes no representation or warranty relating to fungi of any form or type.

                           (v) Except for the Existing Loans, no person or entity holds or claims a right of first refusal or option to acquire the Property or, except for the Existing Loans and the Permitted Exceptions, an interest in the Property or any part thereof.

                  (dd) Except as included in the Leases or has been disclosed in writing to Buyer, there are no other rights of occupancy by any person.

                  (ee) The Documents required by SECTION 2.2 to be certified by the Partnerships as true and correct are true and correct in all material respects.

                  (ff) To the Partnerships' knowledge, the Partnerships are not in material default under any of the Leases.

                  (gg)     The Partnerships have no employees.

                  (hh) The list of Personal Property set forth on EXHIBIT C is true, correct and complete in all material respects. Seller owns all of the tangible Personal Property which is used in and, individually or in the aggregate with other such property, is material to the operation of the Property; provided, however, Seller holds no license for the use of the management software and such software license shall not be transferred to Buyer. Except for the Existing Loans, to the Seller's knowledge, such Personal Property is free and clear of all liens. All Personal Property located at or on the Property shall remain and not be removed prior to the Closing, except in the ordinary course of business or for equipment that becomes obsolete or unusable, which may be replaced in the ordinary course of business.

                  (ii) The list of Service Contracts set forth on EXHIBIT B is true, correct and complete in all material respects. To the Seller's knowledge, no event of default exists (which remains uncured) under any of the Service Contracts which would have a Material Adverse Effect. For purposes of this Contract, MATERIAL ADVERSE EFFECT means an event that would have a material adverse effect on the business, financial condition or results of operations of the Property. True and complete copies of the Service Contracts have been provided to Buyer.

                  (jj) The environmental reports listed in EXHIBIT F are the latest reports obtained with respect to the respective Property.

                  (kk) The list of documents set forth on EXHIBIT G is a complete list of all material Loan Documents (as hereinafter defined) related to the Existing Loans. To the Seller's knowledge, the Existing Loans and the documents entered into in connection therewith (collectively, the LOAN DOCUMENTS) are in full force and effect as of the Effective Date. To the Seller's knowledge, no event of default or event that with the passage of time or giving of notice or both would constitute an event of default has occurred as of the Effective Date under any of the Loan Documents which would have a Material Adverse Effect. True and complete copies of the Loan Documents have been provided to Buyer.

                  (ll) Except as set forth on EXHIBIT L, Seller has received no written notice concerning the Real Property or the Improvements from any Governmental Authority stating that the Real Property or the Improvements are in violation of any federal, state, county, or city statute, ordinance, code, rule, or regulation which remains uncured or which, if uncured at Closing, would have a Material Adverse Effect. The terms GOVERNMENTAL AUTHORITY and GOVERNMENTAL AUTHORITIES mean the United States of America, the State, the county, and city where the Real Property is located, and any other political subdivision in which the Real Property is located or that exercises jurisdiction over the Real Property and Improvements or the construction of multifamily residential improvements on the Real Property, and any agency, department, commission, board, bureau, property owners association, utility district, flood control district, improvement district, or similar district, or other instrumentality of any of them.

                  (mm) There is no pending or, to Seller's knowledge threatened condemnation or change in zoning affecting the Property. Except as disclosed in writing to Buyer, no portion of any Property is a designated historic property or located within a designated historic area.

                  (nn) There are no so-called "redec" or "redecorating fees" collected from tenants of the Properties.

                  (oo) Each Seller and Designated Owner electing to receive Units hereunder and JPIIC as the recipient of the Warrants (collectively, the HOLDERS):

                           (i)      is knowledgeable, sophisticated and
                                    experienced in business and financial
                                    matters; each Holder has previously invested in securities similar to the Units or the Warrants and the common stock into which the Units may be converted or for which the Warrants may be exercised, as applicable (the SECURITIES) and fully understands the limitations on transfer imposed by the federal securities laws and as described in this Contract. Each Holder is able to bear the economic risk of holding the Securities for an indefinite period and is able to afford the complete loss of his, her or its investment in the Securities; each Holder has received and reviewed all information and documents about or pertaining to the

                                    REIT, the Buyer, the business and prospects of the REIT and the Buyer and the issuance of the Securities as each Holder deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the REIT, the Buyer, the Properties, the business and prospects of the REIT and the Buyer and the Securities which such Holder deems necessary or desirable to evaluate the merits and risks related to its investment in the Securities; and each Holder understands and has taken cognizance of all risk factors related to the purchase of the Securities. Each Holder is a sophisticated real estate investor. In acquiring the Securities and engaging in this transaction, no Holder is relying upon any representations made to it by the Buyer, or any of the officers, employees, or agents of the Buyer not contained herein. Each Holder is relying upon its own independent analysis and assessment (including with respect to taxes), and the advice of such Holder's advisors (including tax advisors), and not upon that of the Buyer or any of the Buyer's advisors or affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Contract. Each Holder represents and warrants that it has reviewed and approved the form of the Buyer's Partnership Agreement attached hereto as EXHIBIT M;

                           (ii) understands that none of the Units, the Warrants or the Common Stock issuable upon redemption of the Units or exercise of the Warrants have been registered under the Securities Act or any state securities acts and are instead being offered and sold in reliance on an exemption from such registration requirements. The Securities issuable to each Holder (or its designee) are being acquired solely for its own account, for investment, and are not being acquired with a view to, or for resale in connection with, any distribution, subdivision, or fractionalization thereof, in violation of such laws, and the Holder has no present intention to enter into any contract, undertaking, agreement, or arrangement with respect to any such resale; provided, however, that, at or following Closing, the Holder may distribute the Units or Warrants, as applicable to those of its members or successors that (1) have represented and warranted to the Buyer in writing that, as of the time of such distribution, such member is an accredited investor as that term is defined in Rule 501 of Regulation D under the Securities Act, and (2) with respect to the Unit transfers, have executed the Buyer's Partnership Agreement as limited partners. Each Holder understands that any certificates evidencing the Securities will contain appropriate legends reflecting the requirement that the Securities not be resold without registration under such laws or the availability of an exemption from such registration and that the Buyer's Partnership Agreement will restrict transfer of the Securities;

                           (iii) is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. Each Holder will provide the Buyer with a duly executed Accredited Investor Questionnaire as set forth elsewhere in this Contract; and

                           (iv)     understands that each Unit shall be
                                    redeemable at the option of the holder, in accordance with, but subject to the restrictions contained in, the Buyer's Partnership Agreement; provided, however, that such redemption option may not be exercised prior to the first anniversary of the Closing Date.

         Section 4.2 Several Liability; Survival of Representations and Warranties.

                  (a) Notwithstanding anything contained herein to the contrary, each of the parties comprising Seller shall be responsible and liable hereunder only with respect to its respective Interests. All covenants and agreements of Seller under this Contract shall be the several obligations of the owners of the respective Interests, shall be the several obligation of such Seller and shall bind and/or be made by each Seller only as to the Interests owned by such Seller as if a separate agreement had been executed by and between such respective Seller and Buyer for the Interests related to each Property. Notwithstanding the foregoing, a default under this Contract by any Seller shall constitute a default under this Contract with respect to all Sellers and all Interests.

                  (b) The representations and warranties in SECTION 4.1 will be deemed made on and as of the Closing Date with the same force and effect as if made at that time and shall survive Closing for a period of 9 months, at which time they terminate unless a claim for breach thereof has been instituted within the 11-month period as specified in the next sentence. Buyer may bring an action against the respective Seller for a material (defined in SECTION 7.1) breach of any of Seller's representations and warranties only if (i) Buyer gives such Seller written notice of the circumstances giving rise to a material breach within the 11-month period after Closing, (ii) the aggregate, actual damages from all breaches by such Seller exceeds $10,000, and (iii) the breach was not waived pursuant to SECTION 7.1 hereof. Buyer may collect only actual damages for any breach of Seller's representations and warranties under this Contract. Buyer and Seller waive the right to collect special, consequential, incidental, punitive, or any other damages other than actual damages in connection with this transaction and this Contract. Except for
                           (i) any adjustment of the prorations as set forth in
                           SECTION 6.3, (ii) the warranties in the Deed, the Bill of Sale, and the Assignment of Leases, and (iii) claims in tort which are covered (in whole or in part) by Seller's liability insurance, (a) any Seller's liability for damages related to any Interests related to a single

                           Property is limited to $300,000; provided, that the aggregate liability of all Sellers for all damages of any kind related to this Contract or this transaction is limited to and shall not exceed $1,400,000 (Buyer hereby waiving the right to claim damages in excess thereof), except for fraud, and (b) any suit against Seller for damages must be instituted within 2 years and 1 day after Closing or the damages are thereafter barred.

                  (c) The provisions of this SECTION 4.2 survive the Closing or any termination of this Contract.

         Section 4.3 Knowledge Standard.

For purposes of this Contract, the terms SELLER'S KNOWLEDGE and BUYER'S KNOWLEDGE mean the current, actual knowledge of the individuals listed on EXHIBIT N attached to this Contract, without independent inquiry and without any actual or implied duty to inquire, and does not include knowledge imputed to Seller or to the Buyer, as the case may be, from any other person. The named individuals are acting for and on behalf of Seller or Buyer, as the case may be, and in a capacity as an officer of Seller or Buyer, respectively or one or more of Seller's or Buyer's Affiliates and are in no manner expressly or impliedly making any representations or warranties in an individual capacity. Buyer and Seller waive any right to sue or to seek any personal judgment or claim against any of the named individuals.



         Section 4.4 Sellers' Covenants.

Each Seller, severally and not jointly, covenants with Buyer as follows:

                  (a) At all times from the Effective Date to the Closing Date, Seller shall cause the Partnerships to maintain in force property insurance and commercial general liability insurance covering the Real Property and the Improvements in accordance with the Partnerships' customary procedures.

                  (b) At all times from the Effective Date to the Closing Date, Seller shall cause the Partnerships to keep and perform all of the material obligations to be performed by the landlord under the Leases.

                  (c) Seller shall cause the respective Partnerships to not, without Buyer's prior consent, which consent will not be unreasonably withheld or delayed, modify, terminate, amend, or allow the assignment of existing Leases, except in accordance with the Partnerships' historical course of conduct in operating the Property.

                  (d) After the Effective Date, Seller shall cause the Partnerships to not remove any Personal Property from the Improvements without replacing it with items of like kind and quality.

                  (e) Seller shall cause the Partnerships to obtain Buyer's written approval prior to entering into any new Service Contract that is not terminable on thirty
                           (30) days notice.

                  (f) Seller will cause the Partnerships to manage, operate, repair and maintain the Property in generally the same manner as the Partnerships managed, operated, repaired and maintained the same prior to the date hereof and, to its reasonable ability, will keep the Property in its present state of repair subject to normal wear and tear, exercising the same degree of care in such matters as the Partnerships have previously exercised.

                  (g) Seller shall cause the Partnerships to update the Rent Roll upon Buyer's request, but no more often than once per month. Seller shall cause the Partnerships to not lease any portion of the Property to any employees of an Affiliate of Seller, except under leases providing for thirty (30) day termination by the owner of the Property.

                  (h) Seller shall cause the Partnerships to use its reasonable business efforts to renew all of the licenses and permits applicable to the Property and which are necessary for the continued operation of the Property as they expire from time to time and shall notify Buyer at least thirty (30) days prior to the expiration date or threatened cancellation date of any license or operating permit.

                  (i) Seller shall cause the Partnerships not to cause any action to be taken which would cause any of the representations or warranties made by Seller in this Contract to be false on or as of Closing Date.

                  (j) Seller shall cause the Partnerships not to enter into or record any easement, covenant, license, permit, agreement or other instrument against the Property or any portion thereof except as may be required to enable the Partnerships to perform their obligations under this Contract or to operate in the ordinary course of business.

                  (k) Effective as of the Closing, Seller shall cause the Partnerships to terminate all management agreements relating to the Property.

                  (l) Seller shall not change the existing use of any Property.

                  (m) Seller shall not knowingly violate or fail to use commercially reasonable efforts to prevent the violation of any applicable laws in any way related to the Property; however, this is not intended as a representation that there are no current violations of applicable laws, nor shall it serve as a covenant to correct violations of laws, if any, that currently exist.

                  (n) Seller shall not materially alter the manner of keeping its books, accounts or records or the accounting methods therein reflected.

                  (o) Subsequent to the Closing, but at no cost to Seller, Seller agrees to reasonably cooperate with Buyer's independent auditors to provide reasonable and necessary access to financial records required to permit the preparation and audit of financial statements of the Properties for the year 2004 pursuant to applicable SEC regulations. This provision shall survive the Closing.

                  (p) Seller shall continue to perform all its obligations under the Existing Loans, and shall not enter into any modification, amendment or restatement thereof that would have a Material Adverse Effect without Buyer's consent, which consent will not be unreasonably withheld; provided, however, the release of the excess land relating to Kalamazoo shall not be deemed to be a modification or amendment which would have a Material Adverse Effect.

                  (q) Sellers agree to expend at least $500,000 in the aggregate, when combined with the expenditures pursuant to the Asset Sale Contract and the Cash Contract, in capital expenditures on the Properties prior to Closing (the CAPITAL EXPENDITURE AMOUNT). As of the Effective Date, there is approximately $311,000 in an escrow account held by the Lenders entitled "Required Repair Fund" (the REQUIRED REPAIR
                           FUND). All amounts that Sellers are reimbursed by the Lenders prior to Closing from the Required Repair Fund shall be included in determining if Sellers achieve the Capital Expenditure Amount. If the Sellers expend less than $500,000 in capital expenditures on the Properties, when combined with the expenditures pursuant to the Asset Sale Contract and the Cash Contract, prior to Closing, then the Sellers shall pay to the Buyer at Closing the positive difference between the actual amount of capital expenditures made by the Sellers and $500,000 (the CAPITAL PAYMENT). The Sellers may elect to assign all or a portion of the Required Repair Fund to Buyer, at no cost to Buyer, as part of the Capital Payment.

                                   ARTICLE 5

                BUYER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 5.1 Buyer's Representations and Warranties.

Buyer represents and warrants to each Seller, which representations and warranties are also deemed to be made on and as of the Closing Date:

                  (a) Buyer is a limited partnership, validly existing and in good standing under the laws of the State of Delaware, and, at Closing, will be, to the extent necessary, qualified to do business in the State where each Property is located.

                  (b) Buyer has the authority to execute this Contract and to perform its obligations under this Contract. The person executing this Contract on behalf of Buyer is duly authorized to do so.

                  (c) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or threatened against Buyer.

                  (d) Buyer is in compliance with the requirements of the Orders and other similar requirements contained in the rules and regulations of the OFAC and in any enabling legislation or other Executive Orders or regulations in respect thereof.

                  (e)      Neither Buyer nor any beneficial owner of Buyer:

                           (i)      is listed on the Lists;

                           (ii) is a Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof;

                           (iii) is owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be a Person with whom a U.S. Person is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive orders or any lists published by the United States Department of Commerce, the United States Department of Treasury or the United States Department of State including any agency or office thereof; or

                           (iv) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws.

                  (f) The Units, when issued, will have been duly and validly authorized and issued, free of any preemptive or similar rights, and will be fully paid and nonassessable, without any obligation to restore capital except as required by the Delaware Revised Uniform Limited Partnership Act (the LIMITED PARTNERSHIP ACT). Each Designated Owner shall be admitted as a limited partner of the Buyer as of the Closing Date and shall be entitled to all of the rights and protections of a limited partner under the Limited Partnership Act and the provisions of the Buyer's Partnership Agreement, with the same rights, preferences, and privileges as all other limited partners on a pari passu basis. The Common Stock for which the Units may be redeemed have been validly authorized and will be duly and validly issued, fully paid and nonassessable, free of preemptive or similar rights. As more completely described in the Agreement Regarding Contributed Properties, a copy of which has been attached hereto as

                           EXHIBIT O for purposes of allocating items of income, gain, loss and deduction with respect to the Properties in the manner required by Section 704(c) of the Code (hereinafter defined), the Buyer shall employ, and shall cause any entity controlled by the Buyer which holds title to the Properties to employ, the "traditional method" (with curative allocations on sale) as set forth in Treasury Regulation section 1.704-3(c).

         Section 5.2 Buyer's Covenants.

Buyer covenants and agrees:

                  (a) to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Sellers for their review and inspection during normal business hours and upon reasonable prior notice.

                  (b) that if Buyer obtains knowledge that Buyer or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Buyer shall immediately notify Sellers in writing, and in such event, Sellers shall have the right to terminate this Contract without penalty or liability to Buyer immediately upon delivery of written notice thereof to Buyer.

                  (c) that Buyer shall continue to use commercially reasonable and diligent efforts to assume the Existing Loans on terms and conditions reasonably acceptable to Buyer; provided, that Buyer is not required to agree to any material change of any term of any Existing Loans document as a condition to Lenders' approval of the Assumption.

                  (d) Buyer will forward to Lenders, or a third party entity designated by Lenders, if applicable, the documentation and information requested in the loan assumption package, within 10 days after the Effective Date. Buyer acknowledges that Seller has caused Lenders to deliver to Buyer Lenders' loan assumption package prior to the Effective Date.

                  (e) Buyer will, within 10 days after the Effective Date, if required by Lenders, (i) provide to the Lenders organizational documents of the Buyer's borrowing entity (BUYER'S BORROWER), (ii) provide to the Lenders financial statements of Buyer's Borrower,
                           (iii) authorize the Lenders to conduct credit reports on the Buyer's Borrower, (iv) authorize the Lenders to contact other Lenders who hold loans from entities related to Buyer's Borrower, (v) execute and return the application for the assumption of the Existing Loans on the Lenders' approved form, and (vi) pay one-half (1/2) all processing fees and other expenses required by the Lenders and Seller shall pay one-half (1/2) all processing fees and other expenses required by the Lenders.

                  (f) Buyer will respond timely to all requests from Lenders, but in no event later than 5 business days and will deliver copies of all correspondence

                           (other than correspondence consisting of financial statements and financial condition, or correspondence deemed by Buyer to be confidential to Buyer or its Affiliates) between Buyer, Lenders, and any agent of Lenders to Seller as soon as reasonably practicable.

                  (g) Buyer shall not initiate employment conversations with Seller's manager's employees until after the earlier of (i) three (3) business days prior to the Closing Date and (ii) January 17, 2004.

                  (h) as additional consideration for the sale of the Properties, on the Closing Date, Buyer shall grant to JPI Investment Company, L.P., a Texas limited partnership (JPIIC) warrants (the WARRANTS) to acquire 250,000 shares of the common stock of the REIT at an exercise price of 103% of the per share price at which the Common Stock of the REIT is offered to the public in the Public Offering before any discounts or fees paid to underwriters. The Warrants shall be evidenced by a Warrant Agreement in the form attached hereto as EXHIBIT V, which shall be executed and delivered by Buyer to JPIIC on the Closing Date (and which Warrant Agreement shall provide that the Warrants shall be fully exercisable from one year after the Closing Date until February 28, 2007).

                  (i)      in the event Sellers elect under the provisions of
                           SECTION 1.2 hereof to receive any Units, Buyer shall deliver at Closing to Seller and the Designated Owners an enforceable commitment (the LIQUIDITY COMMITMENT) whereby Buyer agrees to lend to the respective holder of the Units an amount equal to not more than seventy-five percent (75%) of the value of the respective Units, the further terms of which are set forth in the Liquidity Loan Documents (hereinafter defined).

                  Any such loan arising out of the Liquidity Commitment shall be evidenced by documents (the LIQUIDITY LOAN DOCUMENTS) attached hereto as EXHIBIT P.

                  If Seller elects under the provisions of SECTION 1.2(c)(III) hereof, to acquire Units at Closing and if the Liquidity Commitment is delivered at Closing, Buyer's obligation to pay, as its share of the closing costs, 50% of the negative arbitrage for the RAIT Loan shall be waived and such cost shall be fully borne by Seller.

         Section 5.3 Investment Representation.

Buyer is acquiring the Interests for its own account and for investment purposes only, without a view toward distribution or resale thereof, in whole or in part. Buyer may not transfer, sell, or dispose of, or solicit offers for or offer to transfer, sell, or dispose of, all or any portion of the Interests in any manner that would violate or cause the Partnerships to violate applicable state or federal securities laws. The Interests have not been registered under the Securities Act of 1933 or any blue sky or other state securities law or regulation. Buyer may not offer for sale, sell, or transfer the Interests except in accordance with the Limited Partnership Agreement.

                                   ARTICLE 6

                             CLOSING AND PRORATIONS

         Section 6.1 Closing Date.

The CLOSING of this Contract will take place in Title Company's offices commencing at 10:00 a.m., Dallas, Texas time, or such other place as is mutually agreeable to the parties upon three (3) business days prior written notice from Buyer that Buyer has received or will receive the proceeds from the Public Offering from the underwriter(s) (the PUBLIC OFFERING CLOSING); provided, however, that this Contract shall terminate if Closing does not occur prior to January 31, 2005 (the CLOSING DATE). Notwithstanding the foregoing, Seller acknowledges that it is possible that, due to unanticipated delays in the regulatory review and approval process associated with the Public Offering, that the Public Offering Closing may not occur on or before January 31, 2005, despite the reasonable and diligent efforts of Buyer, the REIT and the underwriters to cause the Public Offering Closing to occur before such date. Accordingly, in the event that the Public Offering Closing has not occurred on or before January 31, 2005, and if Buyer has used reasonable and diligent efforts to cause the Public Offering Closing to occur before such date and the failure of the Public Offering Closing to occur is beyond the reasonable control of Buyer, then the Closing Date shall be automatically extended hereunder to a date not earlier than three (3) business days after prior written notice from Buyer to Seller that either the Public Offering Closing has occurred or is anticipated to occur but in no event later than February 28, 2005; provided that if the Closing has not occurred by February 28, 2005, if Seller is not then in default hereunder, the Earnest Money and any Letter of Credit shall be paid (or delivered, as appropriate) to Seller, this Contract shall terminate, and the parties shall have no further rights, liabilities or obligations under this Contract (except for those that expressly survive termination).

         Section 6.2 Closing Matters.

                  (a) Expressly conditioned upon Buyer's compliance with its obligations under SECTION 6.2(b), Sellers shall deliver at Closing:

                           (i) at least 2 counterparts of the stock power transferring the common stock of Tallahassee, Inc., Western Michigan, Inc., Stillwater, Inc., State College, Inc., Tharpe, Inc., Lubbock, Inc., Columbus, Inc., Knoxville, Inc., and Tampa, Inc., from Sellers to Buyer (the STOCK POWERS);

                           (ii) at least 2 counterparts of the Assignment of Interests with respect to JPI-CG's and JPI-MC's respective right, title and interest in and to their respective Interests to be transferred hereunder (the ASSIGNMENT OF INTERESTS), such document being modified to properly reflect the respective transfer, but being substantially in the form attached to this Contract as EXHIBIT Q;

                           (iii) at least 2 counterparts of an Assignment of Partnership Interests, and all documents required to be delivered by Buyer under the Assignment of Partnership Interests, duly executed by Genpar and JPIIC with respect to their Interests in Lofts (the ASSIGNMENT OF PARTNERSHIP INTERESTS), substantially in the form attached to this Contract as EXHIBIT R;

                           (iv) the Deed Restrictions executed by the Partnership to be recorded in the real property records of counties in which the Properties are located on the Closing Date;

                           (v) at least 1 counterpart of all assumption documents required to be executed by the Partnerships, if any, with respect to Buyer's assumption of the Existing Loans;

                           (vi) a Rent Roll for each Property dated no earlier than 5 days prior to Closing, certified by the Partnerships to be true and correct in all material respects;

                           (vii) a list of aged rent delinquencies for each Property, identifying each delinquent tenant by name and unit number, dated no earlier than 5 days prior to the date Sellers deliver same;

                           (viii) possession of each Property, subject to the Permitted Exceptions and the rights of tenants in possession under the Leases;

                           (ix) the following to the extent if they are in the Partnerships' possession or control:

                                    (A)      originals (or copies if originals
                                             are not available) of the Leases,
                                             the Service Contracts, the Plans,
                                             the Warranties, and the Records;
                                             and

                                    (B)      all keys to the Improvements
                                             including, but not limited to, keys
                                             to all door locks and keys of any
                                             vehicles or equipment being
                                             conveyed (and an accounting for
                                             keys in possession of others),
                                             which keys shall be marked and
                                             identified; and all documents in
                                             the possession of the Seller,
                                             pertaining to occupants of the
                                             Property, including, but not by way
                                             of limitation, all leases,
                                             applications, correspondence and
                                             credit reports relating to each
                                             such occupant;

                           (x)      a fully executed termination of the
                                    management agreement for each Property at the Partnerships' sole cost and expense;

                           (xi) a license in the form attached hereto as EXHIBIT S authorizing Buyer's continued display of the name "Jefferson", "Jefferson Commons" and the initials "JPI" for a period of nine (9) months after the Closing Date, as well as Buyer's agreement to cause the removal of such names from the Property by no later than nine (9) months after the Closing Date (the LICENSE);

                           (xii) such evidence or documents as may be reasonably required by the Title Company evidencing the status and capacity of the General Partner and the Limited Partner and the authority of the person or persons who are executing the various documents on behalf of the Seller in connection with the sale of the Property;

                           (xiii) the Seller's executed closing statement confirming the prorations and the distribution of the closing proceeds; provided, that the closing statement will only be delivered to the Title Company and Closing Agent and will not be delivered to Buyer;

                           (xiv) if Units are to be issued to any Seller or its Designated Owners, signature pages of the Buyer's Partnership Agreement duly executed by the Seller or the Designated Owners, as applicable, as a limited partner;

                           (xv) a duly executed legal opinion of Seller's counsel in the form attached hereto as EXHIBIT T; and

                           (xvi) at least 1 counterpart of the Registration Rights Agreement, in the form attached hereto as EXHIBIT W, duly executed by the JPIIC and JPI Multifamily Investments L.P.

                  (b) No later than 4:00 p.m., Dallas, Texas time, on the Closing Date, Buyer shall deliver to Closing Agent as a condition precedent to the obligation of each Seller to perform its obligations under SECTION 6.2(a):

                           (i) by wire transfer or other immediately available federal funds, the cash portion of the Purchase Price, subject to applicable prorations and credits;

                           (ii) at least 2 counterparts of the Stock Powers signed by Buyer;

                           (iii) at least 2 counterparts of the Assignment of Interests signed by Buyer;

                           (iv) at least 2 counterparts of the Assignment of Partnership Interests by Buyer;

                           (v) Amended Certificate of Limited Partnership of the Partnerships and Amended Application to Transact Business in the respective states where the Partnerships are doing business duly executed by Buyer deleting the name "Jefferson" and "Jefferson Commons" from the name of the Partnership, removing Sellers as partners in the Partnership and revising the registered office of the Partnership to remove Sellers;

                           (vi) at least 1 counterpart of all assumption documents with respect to Buyer's assumption of the Existing Loans, duly executed by Buyer and the respective Lenders including, without limitation, the Seller Releases;

                           (vii) at least 1 counterpart of the License, duly executed by Buyer;

                           (viii) a written confirmation by Buyer dated as of the Closing Date of the acknowledgements set forth in SECTION 9.12(a);

                           (ix) such evidence or documents as may be reasonably required by the Title Company evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of the Buyer in connection with the purchase of the Property;

                           (x)      Buyer's executed closing statement
                                    confirming the prorations and the
                                    distribution of the closing proceeds;

                           (xi) if Units are issued and if the Units are to be certificated, certificates representing the Units duly issued by the Buyer in the name of each Seller and/or each Designated Owner, as applicable, as of the Closing Date representing the Units to which the Seller and/or Designated Owner is entitled pursuant to SECTION 1.02 of this Contract;

                           (xii) if Units are to be issued at the Closing, the fully executed Buyer's Partnership Agreement, with the originally duly executed signature of Education Realty OP Limited Partner Trust, a Maryland business trust which is the wholly owned subsidiary of the REIT, as general partner, and original or photostatic copies of the signatures of all limited partners;

                           (xiii) if Units are to be issued at Closing, the Liquidity Commitment;

                           (xiv) at least 1 counterpart of the Registration Rights Agreement, in the form attached hereto as EXHIBIT W, duly executed by the Buyer, the REIT and all Unit Holders (as that term is defined in the Registration Rights Agreement; and

                           (xv) at least 1 counterpart of each Master Lease duly executed by Buyer.

                  (c) Each Seller and Buyer shall execute and deliver to the appropriate parties any additional documents and instruments that, in the mutual opinion of Buyer's counsel and any Seller's counsel, are necessary to consummate this transaction.

         Section 6.3 Prorations.

                  (a) Ad valorem taxes and assessments (whether for real estate or personal property) against the Property will be prorated at Closing as of the Closing Date based on the tax bills for the year of the Closing. Buyer will receive at Closing a credit against the Purchase Price in an amount equal to the portion of the taxes and assessments on the Property from the beginning of the current tax year to the Closing Date. If Closing occurs before that year's tax bills are available, the proration will be based on the latest tax rate applied to the latest unappealed tax value. If an estimated proration is made, then after the taxes and assessments for the year in which the Closing occurs are finally assessed, within 30 days after demand, Buyer shall refund to Seller any amount overpaid by Seller or Seller shall pay to Buyer the amount of any deficiency in the proration. Buyer shall cause the Partnership to pay all taxes and assessments against the Property before they become delinquent.

                  (b) Buyer acknowledges that all cash assets of the Partnership will be distributed to Seller prior to the Closing. All income and expenses of the Real Property and Improvements (other than ad valorem taxes and assessments) will be prorated at Closing as of the Closing Date on an accrual basis. All rents actually prepaid for a portion of the term on or after Closing, shall be paid to Buyer at Closing or, at Seller's option, offset against the Purchase Price. All other income and expense items subject to proration pertaining to the period prior to the Closing Date will be allocated to and paid by Sellers and all income and expense items subject to proration pertaining to the period starting on the Closing Date will be allocated to and paid by Buyer. Seller is responsible for Lease commissions due Seller's employees and locator fees for Leases under which the tenant moves into a unit prior to the Closing Date. Buyer is responsible for locator fees for Leases under which the tenant moves into a unit on or after the Closing Date. All application fees which are not prepaid security deposits shall be retained by Seller. Any income payable in connection with any Service Contract will be prorated, but no lump sum or up front payments paid to Seller with respect to any Service Contract will be prorated. Rent will be prorated based on the Rent Roll provided by the Partnership at Closing. No later than 3 business days prior to the Closing Date, Buyer and each Seller shall mutually approve and provide to Closing Agent a schedule of prorations in as complete and accurate a form as possible. No later than 60 days after Closing, each Seller and Buyer shall make appropriate post-closing adjustments to the prorations of income and expenses but in no event will any readjustment be made after the 60th day after the Closing Date, other than a readjustment of ad valorem taxes and assessments.

                  (c) All Deposits paid as refundable security for rent, cleaning, pet deposits, or any other purposes will be paid to Buyer at Closing and the obligation, if any, to refund the cash deposits to tenants is assumed by Buyer. Except as provided in SECTION 6.3(d), no non-refundable deposits or fees paid by tenants shall be paid or payable to Buyer.

                  (d) Any amounts of so-called "hassle free move-out" payments paid to the Partnership for current leases on the Properties shall be equally split between Seller and Buyer and, at Closing, Seller shall pay to Buyer its share thereof.

                  (e) All deposits and escrows made by Seller with the respective Lenders will be delivered to the Seller at Closing and will be retained by the Seller or will be credited to the Seller at Closing.

                  (f)      The obligations of Sellers and Buyer under this
                           SECTION 6.3 survive the Closing.

         Section 6.4 Closing Costs.

Costs of closing this transaction will be allocated between Sellers and Buyer as follows:

                  (a) Sellers shall pay (i) 50% of the prepayment premium for the RAIT Loan to cause RAIT to release at Closing any security interests in its collateral relating to Seller or its constituent entities (any escrows held by the Lenders will be returned to Seller or credited to Seller at Closing), (ii) the cost of increasing the amount of the Owner Policy to the Purchase Price of the Property, (iii) if the Closing occurs on or prior to December 31, 2004, then the portion (which may be all) of the negative arbitrage associated with the RAIT Loan from the Closing Date until the RAIT Loan is prepaid which is not paid by Buyer; (iv) the cost 50% of any escrow fees or similar charges of Title Company and Closing Agent, (v) the cost of the premiums for a "standard coverage" Owner Policy, (vi) 50% of all costs payable to the Lenders in connection with Buyer's assumption of the Existing Loans, (vii) 50% of any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, if any, and (viii) the costs, if any, incurred by Seller in connection with the performance of its obligations under this Contract, including any endorsement to the Title Policy which Seller, in its sole and absolute discretion, agrees to obtain in order to cure title defects.

                  (b) Buyer shall pay (i) any premiums related to title insurance for extended coverage or any endorsements or modifications to any policy requested by Buyer and all premiums related to any mortgagee policy, (ii) the cost of providing the title commitment, (iii) the cost of recording the Deed and any other conveyance documents that Buyer may choose to record, (iv) 50% of any escrow fee or similar charges of Title Company and Closing Agent, (v) the cost of the Survey, (vi) 50% of any and all transfer fees and sales, intangibles, and conveyance taxes (or equivalents) related to the Closing, if any, (vii) 50% of all costs payable to the Lenders in connection with Buyer's assumption of the Existing Loans, (viii) 50% of the prepayment premium for the RAIT Loan to cause RAIT to release at Closing any security interests in its collateral relating to Seller or its constituent entities (any escrows held by the Lenders will be returned to Seller or credited to Seller at Closing), (ix) subject to SECTION 5.2(i), if the Closing occurs on or prior to December 31, 2004, then 50% of the negative arbitrage associated with the RAIT Loan from the Closing Date until the RAIT Loan is prepaid, but Buyer shall not be required to pay in excess of $200,000 in the aggregate with respect to all Interests or Properties purchased, and (x) the costs, if any, incurred by Buyer in connection with the performance of its obligations under this Contract.

                  (c) All other expenses incurred by any Seller or Buyer with respect to the Closing, including, but not limited to, legal fees of Buyer and each Seller (except in the event of litigation), will be borne and paid exclusively by the party incurring same, without reimbursement, except to the extent otherwise specified in this Contract.

         Section 6.5 Partnership Matters.

                  (a) The parties acknowledge that for U.S. Federal income tax purposes, the Partnerships will terminate and the taxable year of the Partnerships will end on the Closing Date. Seller shall cause to be filed all applicable income Tax Returns for the period ending on the Closing Date (and Buyer agrees to cooperate with General Partner to the extent necessary), and Sellers shall be responsible for all income taxes for that period, and shall indemnify, defend, and save and keep Buyer harmless therefrom. Buyer shall file all Partnership Tax Returns and pay all taxes due for the period commencing with the Closing Date, and indemnify, defend, and save and keep Sellers harmless therefrom. These indemnities shall expressly survive the Closing without limitation.

                  (b) As used in this SECTION 6.5, the term TAX or TAXES includes all taxes, however denominated, imposed on the Partnerships by any federal, state, local, or foreign government or any agency or political subdivision of any such government, which taxes include, without limiting the generality of the foregoing, all income or profits taxes (including any interest, penalties or additions attributable to or imposed on or with respect to any such taxes), payroll and employee withholding taxes, unemployment insurance taxes, social security taxes, sales and use taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums, and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which the Partnerships are required to pay, withhold, or collect, imposed with respect to the assets or operations of the Partnerships. Taxes do not include any valorem tax or assessment described in SECTION 6.3(a). As used in this SECTION 6.5, TAX RETURN is defined as any return, report, information, return schedule, or other document (including, without limitation, any related or supporting information or schedule, such as self-employment schedules and returns, federal tax Form 1099s, sales and use tax returns, federal and state payroll reports, and federal tax Form 5500s) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

         Section 6.6 Assumption and Release.

By no later than 5:00 p.m., Dallas, Texas time on January 18, 2005 (the ASSUMPTION APPROVAL DATE), Buyer shall either:

         (a) terminate this Contract by giving a termination notice to Sellers stating that the terms of the Assumption are not acceptable to Buyer, following which Closing Agent shall deliver the Earnest Money to Sellers (together with all interest thereon) and the parties shall have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

         (b) waive its right to terminate this Contract for matters related to the Assumption by proceeding to Closing (absent a termination pursuant to (a) above, Buyer shall be deemed to have waived its right to terminate this Contract by virtue of an unacceptable Assumption).

Buyer covenants to communicate with Sellers and to keep Sellers informed with respect to the status of the Assumption and the Seller Releases. Buyer will promptly notify Sellers when each Lender consents to the Assumption and the Seller Releases. If Buyer is unable to obtain the Seller Releases by noon, Dallas, Texas time on January 17, 2005, Buyer will promptly notify Seller in writing thereof.

         Section 6.7 Release Approval.

By no later than the Assumption Approval Date, Sellers shall either:

         (a) terminate this Contract by giving a termination notice to Buyer stating that the terms of the Seller Releases are not acceptable to Seller, following which Closing Agent shall deliver the Earnest Money (together with all interest thereon) to Sellers and the parties shall have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination); or

         (b) waive its right to terminate this Contract for matters related to the Seller Releases by proceeding to Closing (absent a termination pursuant to (a) above, Seller shall be deemed to have waived its right to terminate this Contract by virtue of an unacceptable Seller Release).

         Section 6.8 Seller's and Buyer's Joint Covenants Regarding Taxation of Cash/Unit Purchase.

For all federal, state and local income tax purposes:

                  (a) Buyer and Seller agree to treat the Seller's contribution of Interests to Buyers in exchange for Units as a nontaxable transaction under Section

                           721 of the Internal Revenue Code of 1986, as amended (the CODE), and Buyer and Seller will not take an inconsistent position therewith except to the extent required by a "determination" as that term is defined under Section 1313 of the Code. Notwithstanding anything to the contrary contained in this Contract, including without limitation the use of words and phrases such as "sell," "sale," "purchase," and "pay," the parties agree that it is their intent that to the extent that consideration for the transfer of the Interests takes the form of the issuance of Units, the transactions contemplated hereby shall be treated for federal income tax purposes pursuant to
                           Section 721 of the Code, as the contribution of the Interests by the Seller to Buyer, in exchange for the Units.

                  (b) Buyer and Seller agree that to the extent there is sufficient cash transferred by Buyer to Seller under
                           SECTION 1.2(c)(II) to defease any existing mezzanine loan on the respective Property plus the payment of Seller's costs under SECTION 6.4(a), it shall be reported under Treasury Regulation Section 1.707-4(d) in such respective amounts as a transfer to reimburse the Seller for capital expenditures, and accordingly, Buyer and Seller will not report such cash transfers as part of a taxable sale of the Property from Seller to Buyer. Buyer and Seller agree that they will not take positions inconsistent with the preceding sentence except to the extent required by a "determination" as that term is defined under Section 1313 of the Code.

                  (c) Buyer and Seller agree that the Existing Loans (together with any fees and expenses required to be paid to Lenders in connection with Buyer's Assumption to the extent assumed by Buyer under SECTION 1.2(c)(i)) will be reported as a "qualified liability", as that term is defined under Treasury Regulation Section 1.707-5 and any fees and expenses required to be paid Lenders in connection with Buyer's Assumption to the extent satisfied by Buyer will be treated as a qualified liability assumed by Buyer and that Seller's allocable share of such qualified liability with respect to its Interest will be treated as a qualified liability. Buyer and Seller agree that they will not take positions inconsistent with the preceding sentence except to the extent required by a "determination" as that term is defined under Section 1313 of the Code.

Notwithstanding the foregoing, the Buyer makes no representations concerning a proper treatment of such transactions and shall have no liability if the contribution and distribution are not so treated. If such treatment is challenged by any taxing authority on audit or otherwise, then solely with respect to such issue, (i) the Designated Owners shall have the right to participate fully, their own expense, in all aspects of the defense of such issue, (ii) the Buyer shall not settle any such issue without the prior consent of the Designated Owners, which consent shall not be unreasonably withheld or delayed, (iii) the Buyer shall inform the Designated Owners reasonably promptly in advance, of the date, time and place of all administrative and judicial meetings, conferences, hearings and other proceedings relating to such issue, and (iv) the Buyer shall provide to the Designated Owners all correspondence with governmental authorities and other documents relating to such issue promptly upon receipt, or in advance of submission to (as the case may be) the relevant taxing authority or court, and

(v) the Buyer shall not file or submit any documents relating to the issue without the prior consent of the Designated Owners which consent shall not be unreasonably withheld or delayed, provided that the Buyer may make such filing or submission if required to comply with any deadline imposed by law or other governmental authority if the Buyer has made commercially reasonably efforts to obtain such prior consent. At any point in the defense of such issue, in its sole discretion, the Buyer may upon notice to the Designated Owners elect to have the Designated Owners conduct the defense of the issue, at the Designated Owners' expense, and retain similar rights with respect to the defense as those granted to the Designated Owners in the immediately preceding sentence, provided that the proviso set forth in clause (ii) of the immediately preceding sentence shall not apply.

                                   ARTICLE 7

                              DEFAULTS AND REMEDIES

         Section 7.1 Material Breach of Sellers' Representations and Warranties Prior to Closing.

Buyer and each Seller shall each notify the other parties to this Contract promptly upon discovery at or prior to Closing that any of the representations and warranties of any Seller in SECTION 4.1 are inaccurate in any material respect. If (i) any of a Seller's representations and warranties in SECTION 4.1 are inaccurate in any material respect at or prior to Closing and (ii) the Seller does not cure (it being understood that the Seller has no obligation to cure at any cost to Seller in excess of $25,000 in the aggregate) the material breach within 10 business days (or within 1 business day if Buyer's notice is given on the Closing Date) after receipt of notice of the breach from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

                  (a) terminate this Contract by giving notice to each Seller on or prior to the Closing Date (which will be extended as necessary to accommodate the applicable cure period); or

                  (b) waive that representation and warranty in its entirety and proceed to the Closing.

A breach of any representation and warranty by a Seller is deemed material for the purposes of this SECTION 7.1 only if it will cause a material adverse effect, including without limitation a financial effect on the Real Property and Improvements of greater than $200,000 for any single Property and one or more breaches by Seller or Seller's representations and warranties are deemed material if they will cause a material adverse financial effect greater than $1,000,000 in the aggregate with respect to any or all of the Properties. Any breach of any representation and warranty by a Seller that is not material is deemed waived by Buyer and Buyer and each Seller shall proceed with Closing without any reduction in the Purchase Price. If Seller can effect a cure at a cost of $25,000 or less in the aggregate, Seller shall effect the cure.

If Buyer terminates this Contract under this SECTION 7.1, then Closing Agent or Sellers, as applicable, shall return the Earnest Money and the Letter of Credit to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination). If Buyer has actual knowledge of the inaccuracy or breach of any representation or warranty by any Seller at or prior to Closing and the Closing occurs, Buyer is deemed to waive the breach of the representation and warranty in its entirety.

         Section 7.2 Buyer's Remedies.

                  (a) Sellers Inability to Transfer Partnership Interest or Provide Owner Policy; Condemnation; Major Casualty Damage.

                  If:

                           (i) any Seller is unable to transfer title to its Partnership Interest at Closing as required under this Contract for any reason other than an affirmative act by the Seller that prevents the Seller from transferring title as required and the failure is not remedied within 1 business day thereafter or Buyer does not waive any defect and accept the transfer of the Partnership Interest as the Seller is able to transfer it;

                           (ii) the Partnership's title to the Real Property and Improvements at Closing is subject to any title exception other than the Permitted Exceptions for any reason other than an affirmative act by any Seller or the Partnership (excluding any election not to cure any objection by Buyer under SECTION 3.1) that prevents the Partnership from having the title required and the failure is not cured within 1 business day thereafter or Buyer does not waive any defect in title and accepts the Partnership's title as it exists on the Closing Date;

                           (iii) condemnation proceedings are initiated against all or any portion of the Property and Buyer does not waive its right to terminate this Contract as specified in
                                    SECTION 8.3; or

                           (iv) a Major Casualty (defined in SECTION 8.3) occurs and Buyer does not waive its right to terminate this Contract as specified in
                                    SECTION 8.3;

                  then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to each Seller within 10 days after the event specified in
                  SECTION 7.2(a)(i) or (II) occurs or Seller delivers written notice to Buyer of the occurrence of an event listed in
                  SECTION 7.2(a)(III) or (IV), and Closing Agent or Sellers, as applicable, then shall return the Earnest Money and/or the Letter of Credit to Buyer, and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

                  (b) Other Seller Defaults. If (A) any Seller does not timely perform its obligations under SECTION 6.2(a) for any reason other than (i) Buyer's failure to timely perform its obligations under SECTION 6.2(b) or (ii) an act that falls under SECTION 7.2(a) (or the termination of this Contract under any applicable provision of this Contract), or (B) any Seller does not timely perform any of its material obligations under this Contract other than its obligations under SECTION 6.2(a) (for any reason other than the termination of this Contract) under any applicable provision of this Contract and does not cure the default within 10 business days after receipt of written notice of the default from Buyer, then Buyer shall, as its sole and exclusive remedy, waiving all other remedies, either:

                           (i) enforce specific performance of such Seller's obligation to convey its Partnership Interest to Buyer in accordance with this Contract; or

                           (ii) terminate this Contract by giving notice to each Seller within 5 business days thereafter, then Closing Agent shall return the Earnest Money and, as applicable, the Letter of Credit to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

                  Buyer is deemed to elect to terminate this Contract, receive a return of the Earnest Money and, as applicable, the Letter of Credit as liquidated damages, and waive any right to enforce specific performance against Sellers unless Buyer complies with its obligations under SECTION 6.2(b) on the Closing Date, gives Sellers notice of its intent to enforce specific performance within 60 days after the Closing Date, and files an action to enforce specific performance against each Seller in an appropriate State court having jurisdiction over the Real Property within 2 years and 1 day after the Closing Date.

                  (c) Seller's Failure or Refusal to Convey Title at Closing. Except as set forth in SECTION 7.2(a)(i), if Seller fails or refuses to convey title to Buyer at Closing and Seller does not remedy the failure or refusal within 7 business days after receipt of written notice from Buyer, then (1) this Contract will automatically terminate, (2) Seller will reimburse Buyer for its actual, verifiable, third party, out-of-pockets costs with respect to this Contract and the Asset Sale Contract and the Cash Contract in an aggregate amount not to exceed $750,000, and (3) Closing Agent shall return the Earnest Money and, as applicable, the Letter of Credit, to Buyer and the parties have no further rights, liabilities, or obligations under this Contract (other than those that expressly survive termination).

         Section 7.3 Sellers' Remedies.

                  If:

                  (a)      Buyer does not timely perform in accordance with
                           SECTION 6.2(b) for any reason, except the termination of this Contract under any applicable provision of this Contract; or

                  (b) Buyer is otherwise in default in the performance of any of its material obligations under this Contract and does not cure the default within 10 days after receipt of notice of the default from any Seller (but neither Seller is required to give Buyer notice of default in the performance of Buyer's obligations under SECTION 6.2(b) or any other obligation involving the payment of money);

then, Sellers shall, as their sole and exclusive remedy, waiving all other remedies, terminate this Contract by giving notice to Buyer, Closing Agent shall pay the Earnest Money and, as applicable, shall deliver the Letter of Credit to Sellers and Sellers will retain all Earnest Money or funds from the Letter of Credit as liquidated damages, and the parties have no further rights, liabilities, or obligations under this Contract (except for those that expressly survive termination). The parties agree that Sellers' damages are difficult to ascertain and that the Earnest Money is a fair approximation of Sellers' damages. Notwithstanding anything to the contrary in this SECTION 7.3, Buyer's indemnity obligations under SECTION 3.2(d) of this Contract are separate and distinct obligations that are not subject to the liquidated damage provisions contained in this SECTION 7.3. Buyer's and its issuers obligations under the Letter of Credit will survive the termination of this Contract.

                                   ARTICLE 8

                            CASUALTY AND CONDEMNATION

         Section 8.1 Risk of Loss and Notice.

Subject to all other provisions of the Contract, including without limitation,
SECTION 3.2(d), the risk of loss or damage to the Real Property and Improvements by fire or other casualty prior to the Closing Date is borne by Sellers. Each Seller shall cause to be given to Buyer prompt notice of any destruction of any part of the Real Property and Improvements or the commencement of any condemnation proceedings against the Real Property and Improvements between the Effective Date and the Closing Date.

         Section 8.2 Minor Casualty.

Whether or not the notice required by SECTION 8.1 is given, if Improvements are destroyed by fire or other casualty and the estimated cost of repairs as reasonably determined by Sellers based on a report by an independent construction or architectural firm, is $500,000 or less for any individual Property (a MINOR Casualty), Closing will occur with no reduction in the Purchase Price and at Closing:

                  (a) Buyer will receive a credit against the Purchase Price equal to the amount of any unused deductible under the Partnership's property insurance policy;

                  (b) Buyer shall accept the Real Property and remaining Improvements in their damaged state; and

                  (c) as between Buyer and Sellers, neither the Partnership nor any Seller has any obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements.

         Section 8.3 Major Casualty and Condemnation.

If condemnation proceedings are commenced against any portion of the Real Property and Improvements, or if Improvements are destroyed by fire or other casualty and the estimated cost of repairs as reasonably determined by Sellers based on a report by an independent construction or architectural firm, is more than $500,000 for any individual Property (a MAJOR CASUALTY), and Buyer has not waived the exercise of its remedies under SECTION 7.2(a) within 10 days after notice from any Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings, then this Contract automatically terminates and Buyer is deemed to have exercised its remedies under SECTION 7.2(a). If Buyer waives the exercise of its remedies under SECTION 7.2(a) within 10 days after notice from any Seller of the occurrence of a Major Casualty or the initiation of condemnation proceedings, then Closing will occur without reduction in the Purchase Price and at Closing:

                  (a)      if a Major Casualty occurs:

                           (i) Buyer will receive a credit against the Purchase Price equal to the amount of any unused deductible under the Partnership's property insurance policy;

                           (ii) Buyer will accept the Real Property and remaining Improvements in their damaged state; and

                           (iii) as between Buyer and Sellers, neither the Partnership nor any Seller has any obligation to repair or restore any damaged or destroyed portions of the Real Property and Improvements; and

                  (b)      if condemnation proceedings are begun:

                           (i) Buyer will accept the Real Property and remaining Improvements subject to the condemnation proceedings;

                           (ii) Sellers have no liability with respect to any portion of the Real Property and Improvements that is condemned, or with respect to any costs or expenses incurred by the Partnership or Buyer as a result of any condemnation proceedings; and

                           (iii) Sellers shall reasonably cooperate with Buyer in any condemnation proceedings.

                                   ARTICLE 9

                                  MISCELLANEOUS

         Section 9.1 Notices.

All notices, requests, approvals, consents, and other communications required or permitted under this Contract (NOTICES) must be in writing and are effective:

                  (a) on the business day sent if (i) sent by fax prior to 5:00 p.m. Dallas, Texas time, (ii) the sending fax generates a written confirmation of sending, and
                           (iii) a confirming copy is sent on the same business day by one of the other methods specified below;

                  (b) on the next business day after delivery, on a business day, to a nationally recognized overnight courier service for prepaid overnight delivery;

                  (c) 3 days after being deposited on a business day in the United States mail, certified, return receipt requested, postage prepaid, or

                  (d) upon receipt if delivered by any method other than the methods specified above;

in each instance addressed to Buyer or a Seller, as the case may be, at the following addresses, or to any other address either party may designate by 10 days' prior notice to the other party:

Seller:                    c/o JPI
                           600 East Las Colinas Blvd., Suite 1800
                           Irving, Texas  75039
                           Attention:       Robert D. Page
                           Telephone:       (972) 556-1700
                           Fax:             (972) 556-6934
                           E-Mail:          rpage@jpi.com

                           c/o JPI
                           600 East Las Colinas Blvd., Suite 1800
                           Irving, Texas  75039
                           Attention:       Mark Bryant
                           Telephone:       (972) 556-6970
                           Fax:             (972) 444-2117
                           E-Mail:          mbryant@jpi.com

                           With a copy to:

                           Munsch Hardt Kopf & Harr, P.C.
                           4000 Fountain Place
                           1445 Ross Avenue
                           Dallas, Texas  75202-2790
                           Attention:       Gregg Cleveland
                           Telephone:       (214) 855-7537
                           Fax:             (214) 978-4364
                           E-Mail:          gcleveland@munsch.com

Buyer:                     Education Realty Operating Partnership, LP
                           530 Oak Court Drive, Suite 300
                           Memphis, Tennessee 38117
                           Attention:       Paul O. Bower
                           Telephone:       (901) 259-2500
                           Fax:             (901) 259-2594
                           E-Mail:          pbower@aoinc.com

                           With a copy to:

                           Martin, Tate, Morrow & Marston, P. C.
                           6410 Poplar Avenue, Suite 1000
                           Memphis, Tennessee 38119-4843
                           Attention:       Lee Welch
                           Telephone:       (901) 522-9000
                           Fax:             (901) 527-3746
                           E-Mail:          lwelch@martintate.com

                           With a copy to:

                           Morris, Manning & Martin, LLP
                           1600 Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                           Atlanta, Georgia 30326
                           Attention: Rosemarie Thurston
                           Telephone:       (404) 233-7000
                           Fax:             (404) 365-9532
                           E-Mail:          rthurston@mmmlaw.com

Each party shall use commercially reasonable efforts to send a copy of any notice of termination under this Contract to Closing Agent on the same date and by the same method(s) as it is sent to the other party. The failure to send a copy of any termination notice to Closing Agent does not invalidate an otherwise valid termination notice. E-mail addresses are included in this SECTION 9.1 for convenience only: e-mail is not an acceptable form for Notices under this Contract.

         Section 9.2 Performance.

Time is of the essence in the performance of this Contract.

         Section 9.3 Binding Effect.

This Contract is binding upon and inures to the benefit of the successors and assigns of the parties.

         Section 9.4 Entire Agreement.

This Contract, the Exhibits to this Contract and any agreements called for by this Contract supercede the existing letter of intent between the parties dated July 2, 2004, embody the complete agreement between the parties and cannot be varied except by written agreement of each Seller and Buyer. No delay or omission in the exercise of any right or remedy accruing to Seller or Buyer upon any breach under this Contract shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Seller or Buyer of any breach of any term, covenant, or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant, or condition herein contained.

         Section 9.5 Assignment.

                  (a) This Contract may not be assigned by a party without the prior consent of the other party except that the Buyer may assign its rights and obligations to an Affiliate (defined below). Any assignee of assignor's interest in this Contract is bound by all approvals and waivers, actual and deemed, by assignor prior to the assignment, and must assume in writing all of assignor's obligations under this Contract. Assignor is not released from the obligations created under this Contract as a result of any permitted assignment. Upon Buyer's written request received by Seller at least ten (10) days prior to the Closing Date, Seller will cause the various Interests to be conveyed at Closing to various specified Affiliates of Buyer set forth in Buyer's request.

                  (b) Upon any assignment of this Contract, assignor shall promptly deliver to the other party a fully executed original of the assignment of this Contract and the assumption by the assignee of assignor's obligations under this Contract, which assignment must include the federal tax identification number of the assignee.

                  (c) No consent given by a party to any transfer or assignment of assignor's rights or obligations under this Contract may be construed as a consent to any other transfer or assignment of assignor's rights or obligations. No transfer or assignment in violation of this SECTION 9.5 is valid or enforceable.

                  (d) An AFFILIATE of an entity is any entity that controls, is controlled by, or is under common control with the entity in question. The term CONTROL


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                           means the possession, directly or indirectly, of the
                           power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise.

         Section 9.6 Commissions.

Each party hereby warrants to the other party that it has not dealt with any real estate broker or salesman in the negotiation of this Contract. Each party shall indemnify, defend, and hold harmless the other party against any real estate commissions due by virtue of the execution or Closing of this Contract, the obligation or asserted claim for which arises from actions taken or claimed to be taken by or through the indemnifying party. The provisions of this SECTION
9.6 survive the Closing or any earlier termination of this Contract.

         Section 9.7 Headings.

Section headings or captions are used in this Contract for convenience only and do not limit or otherwise affect the meaning of any provision of this Contract.

         Section 9.8 Holidays, Etc.

Whenever any time limit or date provided herein falls on a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or on a day when federal banks are closed, then that date is extended to the next day that is not a Saturday, Sunday, or legal holiday or a day when federal banks are closed. The term BUSINESS DAY as used in this Contract means any day that is not a Saturday, Sunday, or legal holiday under the laws of the State of Texas or the State where the Real Property is located or a day when federal banks are closed.

         Section 9.9 Legal Fees.

If there is litigation, arbitration, or mediation concerning the interpretation or enforcement of this Contract or any portion of this Contract, the prevailing party, upon a final non-appealable judgment has been entered in a court of competent jurisdiction, is entitled to recover from the losing party its reasonable legal fees and paraprofessional fees, court costs, and expenses. The provisions of this SECTION 9.9 survive the Closing or any earlier termination of this Contract.

         Section 9.10 Governing Law.

The laws of the State where the Real Property is located govern this Contract.

         Section 9.11 Severability.

If any provision in this Contract is unenforceable in any respect, the remainder of this Contract remains enforceable and, in lieu of the unenforceable provision, there will be added to this Contract upon the agreement of Buyer and Seller a provision as similar in terms to the unenforceable clause as may be possible and be enforceable.


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

         Section 9.12 Disclaimers, Waivers, and Releases.

Buyer acknowledges and agrees that:

                  (a) EXCEPT AS MAY BE SPECIFICALLY STATED IN SECTION 4.1, EACH SELLER, FOR ITSELF AND ON BEHALF OF JPI APARTMENT CONSTRUCTION, L.P., JPI APARTMENT MANAGEMENT, L.P., JPI APARTMENT DEVELOPMENT, L.P., JPI CONSTRUCTION, L.P., JPI LIFESTYLE APARTMENT COMMUNITIES, L.P., AND JPI INVESTMENT COMPANY, L.P., AND THEIR RELATED AFFILIATES (COLLECTIVELY, THE "SELLER AFFILIATES") SPECIFICALLY DISCLAIMS, AND BUYER EXPRESSLY WAIVES, ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS, TO, OR CONCERNING: (I) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, AND THE SUITABILITY OF THE REAL PROPERTY AND IMPROVEMENTS FOR ANY AND ALL ACTIVITIES AND USES THAT BUYER MAY ELECT TO CONDUCT THEREON; (II) MATTERS OF TITLE; (III) THE NATURE, ENFORCEABILITY, AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION, OR OTHERWISE RELATING TO THE REAL PROPERTY AND IMPROVEMENTS; (IV) THE COMPLIANCE OF THE REAL PROPERTY AND IMPROVEMENTS OR THE OPERATION THEREOF WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR OTHER BODY, INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT OR THE FAIR HOUSING ACT, AS AMENDED FROM TIME TO TIME; (V) WHETHER THE IMPROVEMENTS ARE BUILT IN A GOOD AND WORKMANLIKE MANNER; (VI) ZONING TO WHICH THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF MAY BE SUBJECT;
                           (VII) THE AVAILABILITY OF ANY UTILITIES TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS, ELECTRIC, PHONE, AND CABLE; (VIII) USAGES OF ADJOINING PROPERTY; (IX) ACCESS TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF; (X) THE VALUE, COMPLIANCE WITH ANY PLANS AND SPECIFICATIONS PROVIDED BY SELLER, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE REAL PROPERTY AND IMPROVEMENTS OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS, OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE REAL PROPERTY AND IMPROVEMENTS OR ANY PART THEREOF; (XI) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS; (XII) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY AND IMPROVEMENTS;
                           (XIII) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE REAL PROPERTY AND IMPROVEMENTS; (XIV) THE EXISTENCE OF VESTED LAND USE, ZONING, OR BUILDING ENTITLEMENTS AFFECTING THE REAL PROPERTY AND IMPROVEMENTS; (XV) TAX CONSEQUENCES (INCLUDING, BUT NOT LIMITED TO, THE AMOUNT OF, USE OF, OR PROVISIONS RELATING TO ANY TAX CREDITS); (XVI) WARRANTIES (EXPRESS OR IMPLIED) OF CONDITION REGARDING THE FITNESS OF THE REAL PROPERTY AND IMPROVEMENTS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TENANTABILITY, HABITABILITY, OR

                           SUITABILITY FOR ANY INTENDED USE; (XVII) ANY
                           ENVIRONMENTAL CONDITIONS THAT MAY EXIST ON THE REAL PROPERTY AND IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NON-EXISTENCE OF PETROLEUM PRODUCTS, PETROLEUM RELATED PRODUCTS, FUNGI OF ALL FORMS AND TYPES, "HAZARDOUS SUBSTANCES," "HAZARDOUS MATERIALS," "TOXIC SUBSTANCES," OR "SOLID WASTES" AS THOSE TERMS (WHICH ARE COLLECTIVELY REFERRED TO IN THIS CONTRACT AS "HAZARDOUS MATERIALS") ARE DEFINED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED BY SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 ("RCRA"), AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AND STATE ENVIRONMENTAL LAWS, AND IN THE REGULATIONS PROMULGATED PURSUANT TO THOSE LAWS, ALL AS AMENDED (COLLECTIVELY, THE "HAZARDOUS WASTE LAWS") AND BUYER RELEASES AND WAIVES ANY CLAIMS OR CAUSES OF ACTION AGAINST EACH SELLER, EACH SELLER'S AGENTS AND EACH SELLER'S AFFILIATES BASED IN WHOLE OR IN PART ON ANY VIOLATION OF, OR ARISING WITH RESPECT TO, ANY FEDERAL, STATE, OR LOCAL STATUTE, ORDINANCE, RULE, OR REGULATION RELATING THERETO; AND (XVIII) THE FINANCIAL EARNING CAPACITY OR HISTORY OR EXPENSE HISTORY OF THE OPERATION OF THE REAL PROPERTY AND IMPROVEMENTS.

                  (b) BUYER SHALL PERFORM ALL INVESTIGATIONS OF THE INTERESTS AND THE PROPERTY IT DEEMS NECESSARY DURING THE DUE DILIGENCE PERIOD AND WILL RELY SOLELY ON ITS OWN INVESTIGATIONS. ANY PLANS OR SPECIFICATIONS PROVIDED BY SELLERS ARE PROVIDED SOLELY FOR CONVENIENCE AND BUYER IS RELYING SOLELY ON ITS OWN PHYSICAL INVESTIGATION OF THE PROPERTY AND IS NOT RELYING ON THE ACCURACY OF ANY PLANS OR SPECIFICATIONS. IF BUYER DOES NOT TERMINATE THIS CONTRACT PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER ACCEPTS THE PROPERTY AS CONSTRUCTED REGARDLESS OF WHETHER THE IMPROVEMENTS AS CONSTRUCTED CONFORM TO ANY PLANS OR SPECIFICATIONS. BUYER ACKNOWLEDGES THAT THE IMPROVEMENTS AS CONSTRUCTED MAY NOT AND VERY LIKELY DO NOT CONFORM IN ALL RESPECTS TO THE PLANS AND SPECIFICATIONS AND BUYER HEREBY WAIVES ANY CLAIMS IT MAY HAVE AS A RESULT OF ANY NON-CONFORMITY OF ANY IMPROVEMENTS AS ACTUALLY CONSTRUCTED WITH THE PLANS AND SPECIFICATIONS. BUYER IS NOT AND WILL NOT RELY ON ANY INFORMATION PROVIDED OR NOT PROVIDED TO BUYER BY SELLER OR THE PARTNERSHIP TO MAKE A DECISION CONCERNING THE PURCHASE OR NON-PURCHASE OF THE INTERESTS. ALL SELLER INFORMATION (DEFINED BELOW) IS SUBJECT TO BUYER'S VERIFICATION AND, REGARDLESS OF BUYER'S FAILURE TO SO VERIFY THE SELLER INFORMATION, BUYER WILL NOT HOLD ANY SELLER OR ANY SELLER AFFILIATE LIABLE FOR OR MAKE ANY CLAIMS AGAINST ANY SELLER OR ANY SELLER AFFILIATE AS TO THE ACCURACY OR INACCURACY OF ANY SELLER INFORMATION.

                  (c) BUYER REPRESENTS AND WARRANTS TO EACH SELLER THAT BUYER'S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND

                           OTHER PARCELS IN PROXIMITY THERETO) WILL BE ADEQUATE TO ENABLE BUYER TO MAKE BUYER'S OWN DETERMINATION WITH RESPECT TO THE ACQUISITION OR NON-ACQUISITION OF THE INTERESTS AND THE PRESENCE OR DISPOSAL ON OR BENEATH THE REAL PROPERTY AND IMPROVEMENTS (AND OTHER PARCELS IN PROXIMITY THERETO) OF HAZARDOUS MATERIALS. BUYER ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF HAZARDOUS MATERIALS ON OR NEAR THE REAL PROPERTY AND IMPROVEMENTS.

                  (d) NO REPRESENTATIONS HAVE BEEN MADE BY ANY SELLER, ANY SELLER AFFILIATE, OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES, AND BUYER HAS NOT RELIED ON ANY INFORMATION SUPPLIED BY ANY SELLER OR THE PARTNERSHIP IN ENTERING INTO, CONTINUING THE EFFECTIVENESS OF, OR CLOSING UNDER THIS CONTRACT OTHER THAN SELLERS' REPRESENTATIONS AND WARRANTIES SPECIFIED IN SECTION 4.1. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO EACH SELLER THAT NO SELLER NOR ANY SELLER AFFILIATE, OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES HAS MADE ANY REPRESENTATION OR STATEMENT TO BUYER CONCERNING THE VALUE OF INTERESTS OR THE PROPERTY'S INVESTMENT POTENTIAL OR RESALE AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, NOR HAS ANY SELLER OR ANY SELLER AFFILIATE OR ANY OF THEIR RESPECTIVE AGENTS, BROKERS, OR EMPLOYEES RENDERED ANY ADVICE OR EXPRESSED ANY OPINION TO BUYER REGARDING ANY INCOME TAX CONSEQUENCES OF OWNERSHIP OF THE INTERESTS OR THE PROPERTY.

                  (e) BUYER REPRESENTS AND WARRANTS TO EACH SELLER THAT BUYER IS RELYING SOLELY ON BUYER'S INDEPENDENT ANALYSIS AND INVESTIGATION OF THE PROPERTY AND BUYER ASSUMES THE RISK THAT AN ADVERSE CONDITION ON THE PROPERTY MAY NOT HAVE BEEN REVEALED BY ITS OWN DUE DILIGENCE. NO SELLER HAS ANY DUTY TO INFORM, ADVISE, OR OTHERWISE PROVIDE INFORMATION TO BUYER THAT THE SELLER MAY HAVE REGARDING THE INTERESTS OR THE PROPERTY EXCEPT AS EXPRESSLY REQUIRED IN THIS CONTRACT. ANY INFORMATION, DOCUMENTS, OR REPORTS SUPPLIED OR MADE AVAILABLE BY A SELLER OR THE PARTNERSHIP, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, OPERATION STATEMENTS, RENT ROLLS, OR OTHER INSPECTION REPORTS PERTAINING TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE REPORTS) (COLLECTIVELY "SELLER INFORMATION") ARE BEING DELIVERED TO BUYER ON AN AS-IS, WHERE IS, AND WITH ALL FAULTS BASIS, SOLELY AS A COURTESY. NEITHER THE PARTNERSHIP NOR ANY SELLER HAS EITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER INFORMATION IN ANY OF THE SELLER INFORMATION, NOR ANY METHOD USED TO COMPILE THE SELLER INFORMATION, NOR THE QUALIFICATIONS OF THE PERSON(S) PREPARING THE SELLER INFORMATION. SELLER MAKES NO, AND BUYER WAIVES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW AS TO THE ACCURACY, COMPLETENESS, OR ANY OTHER ASPECT OF THE SELLER INFORMATION.

                  (f)      EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR
                           SECTION 4.1, NO SELLER NOR ANY SELLER AFFILIATE IS RESPONSIBLE OR LIABLE TO BUYER OR ANY SUCCESSOR OR ASSIGNEE OF BUYER, AND BUYER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, RELEASES AND COVENANTS NOT TO SUE ANY SELLER OR ANY SELLER AFFILIATE FOR ANY CONSTRUCTION OR DESIGN DEFECTS, ERRORS, OR OMISSIONS, OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR
                           SECTION 4.1, BUYER IS PURCHASING THE INTERESTS WITH THE UNDERSTANDING THAT THE PROPERTY IS AS IS, WHERE IS, AND WITH ALL FAULTS. EXCEPT AS SET FORTH IN THE CLOSING DOCUMENT OR SECTION 4.1, BUYER RELEASES EACH SELLER AND ALL SELLER AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AND AGENTS FOR ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION, OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION OR DESIGN DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY, KNOWN OR UNKNOWN. THIS RELEASE WILL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESS TERMS AND PROVISIONS, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO UNKNOWN CLAIMS, DAMAGES, AND CAUSES OF ACTION. THIS COVENANT RELEASING EACH SELLER AND ALL SELLER AFFILIATES IS A COVENANT RUNNING WITH THE PROPERTY AND IS BINDING UPON BUYER, ITS SUCCESSORS AND ASSIGNS.

THE PROVISIONS OF THIS SECTION 9.12 SURVIVE THE CLOSING OR ANY EARLIER TERMINATION OF THIS CONTRACT.

         Section 9.13 Rule of Construction.

Each party and its counsel have reviewed and revised this Contract. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party may not be employed in the interpretation of this Contract or any amendments, schedules, or exhibits to this Contract.

         Section 9.14 Effective Date.

The EFFECTIVE DATE of this Contract is September 17, 2004.

         Section 9.15 Independent Contract Consideration.

Of the Earnest Money, $100.00 shall be deemed to be independent consideration for the options granted in this Contract. Such independent consideration is deemed to be earned upon the final execution of this Contract by all parties and is non-refundable to Buyer; therefore, in the event Buyer terminates this Contract for any reason and the Earnest Money is thereupon returnable to Buyer, notwithstanding anything contained herein to the contrary, $100.00 of such Earnest Money shall be tendered to Seller.

         Section 9.16 Counterparts and Facsimile Signatures.

This Contract may be executed in one or more counterparts. Each counterpart is an original and proof of this Contract may be made without more than one counterpart. Facsimile signatures are binding on the party providing the facsimile signatures.

         Section 9.17 No Recording.

Buyer covenants that neither it nor any successor or assign will record in any public real property records this Contract or any memorandum or affidavit relating to this Contract or otherwise cloud title to the Property. In addition to Seller's remedies in SECTION 7.3, if Buyer breaches this SECTION 9.17, Buyer will record a release of any such memorandum or affidavit no later than five (5) days after request by Seller. This SECTION 9.17 survives the Closing or earlier termination of this Contract and Seller may enforce specific performance of Buyer's obligations under this SECTION 9.17.

         Section 9.18 Further Acts.

In addition to the acts, instruments and agreements recited herein and contemplated to be performed, executed and delivered by Buyer and Seller, Buyer and Seller shall perform, execute, and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, instruments, and agreements and provide such further assurances as the one party may reasonably require to consummate the transaction contemplated hereunder as long as such performance, execution or delivery is acceptable to the other party.

         Section 9.19 Waiver of Jury Trial.

                  (a) If a claim (whether based on contract, statute, regulation, or otherwise) between Seller and Buyer arising out of or relating to this Contract (including, without limitation, the construction, validity, interpretation, termination, enforceability or alleged breach or threatened breach of the provisions contained in this Contract) (defined for the purposes of this SECTION 9.19 only, DISPUTE) cannot be resolved informally, then the parties, if requested in writing by either party, shall each appoint a corporate representative (with authority to make decisions) to meet in a good faith effort to attempt to resolve such Dispute. If such meeting is requested, the meeting shall occur within 10 business days after the request for such meeting. If the corporate representatives of the parties are unable to resolve the Dispute within 20 days after the meeting, the Dispute shall be resolved by binding arbitration pursuant to SECTION 9.19(b).

                  (b) Any Dispute (including, without limitation, any dispute over arbitrability or jurisdiction) not settled under SECTION 9.19(a) shall be, upon demand of a party to such Dispute, resolved by arbitration held in Dallas, Texas, administered by the AAA and, except as modified by this SECTION 9.19(b), governed by the Commercial Arbitration Rules and Mediation Procedures of the AAA (AAA RULES). The law applicable to the arbitration process and procedure, including the administration and enforcement thereof, shall be the Federal Arbitration Act (9 U.S.C. Sections 1 et seq.), as amended. The parties to the Dispute shall be entitled to engage in reasonable discovery, including the right to production of relevant documents by the opposing party or parties and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any party to the Dispute be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by any other party to the Dispute within the time limit set and to the extent required by order of the arbitrator(s). The arbitrator(s) shall determine the rights and obligations of the parties to the Dispute according to the terms and provisions of this Contract and the governing law specified in SECTION
                           9.10 of this Contract to the extent not inconsistent with the Federal Arbitration Act. The arbitrator(s) shall hear and determine any preliminary issue of law asserted by any party to the Dispute to be dispositive of any claim or defense, in whole or in part, in the manner that a court would hear and dispose of a motion to dismiss for failure to state a claim or for summary judgment, pursuant to such terms and procedures as the arbitrator(s) deem appropriate. Any award by the arbitrator(s), whether preliminary or final, shall be in writing, signed by each arbitrator, and specify the reasons for the award, including specific findings of fact and law. An arbitration award rendered in any such proceeding shall be final, binding, and non-appealable, and may be modified or vacated only on the grounds provided by the Federal Arbitration Act. A judgment on the arbitration award may be entered in any court having competent jurisdiction. The arbitrators shall be divested of any power to award damages in the nature of punitive, exemplary, or consequential damages. With respect to a Dispute or Disputes in which the aggregate amount of claims or amounts in controversy do not exceed $100,000, a single arbitrator will be impaneled, who will have authority to render a maximum award of $100,000, including all damages of any kind and costs, fees, interest, and the like. With respect to a Dispute or Disputes in which the aggregate amount of claims or amounts in controversy exceed $100,000, the Dispute(s) will be decided by a majority vote of three arbitrators.

                  (c) If a Dispute is required under SECTION 9.19(b) to be heard by three arbitrators, the selection of such arbitrators shall be as follows: each party to the Dispute shall each appoint one arbitrator within 20 days after the filing of the arbitration, and the two arbitrators so appointed shall select the presiding arbitrator within 20 days after the latter of the two arbitrators has been appointed by the parties. If either of the parties fails to appoint its party-appointed arbitrator or if the two party-appointed arbitrators cannot reach agreement on the presiding arbitrator within the applicable time period, then the AAA shall appoint the remainder of the three arbitrators not yet appointed. Each arbitrator shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the parties to the Dispute concerning the arbitration or the underlying Dispute other than communications directly concerning the selection of the presiding arbitrator. If a Dispute is required under SECTION 9.19(b) to be heard by one arbitrator, the selection of the arbitrator shall be in accordance with the AAA Rules then in effect. All arbitrators shall be knowledgeable in the subject matter of the Dispute.

         Section 9.20 Exchange.

                  (a) Sellers may elect to consummate the sale of the Property as part of a so-called like kind exchange (the EXCHANGE) pursuant to Section 1031 of the Code.

                  (b) If Sellers so elect, the following provisions shall apply and Buyer is obligated to cooperate with Sellers in effecting the Exchange only if:

                  -        the Closing Date is not delayed;

                  - Buyer incurs no additional liabilities of any kind in effecting the Exchange;

                  - Buyer is not required to hold title to the exchange property at any time; and

                  - Sellers shall pay all additional costs incurred by Sellers and Buyer in effecting the Exchange, including attorneys' fees.

         Section 9.21 Related Property.

Buyer has entered into a Contract of Sale/Contribution (the ASSET SALE CONTRACT) with JEFFERSON COMMONS - TUCSON PHASE II LIMITED PARTNERSHIP and JEFFERSON COMMONS - COLUMBIA, L.P., and a Contract of Sale (the (CASH CONTRACT) with JEFFERSON COMMONS - LAWRENCE, L.P., and JEFFERSON COMMONS - WABASH, L.P. concerning Buyer's acquisition of real property therein described. If the Asset Sale Contract or the Cash Contract is terminated, either Seller or Buyer may terminate this Contract by written notice delivered to the other within 10 days after termination of the respective Contract. Additionally, if Buyer fails to deposit the Earnest Money hereunder or under the Asset Sale Contract or the Cash Contract as required herein or therein, Sellers may terminate this Contract

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and both the Asset Sale Contract and the Cash Contract by written notice delivered to Buyer within 3 days after Buyer's failure to timely deliver either Earnest Money. If this Contract is terminated under this Section, the Closing Agent shall deliver the Earnest Money as provided in this Contract as though the reason for such termination under the Partnership Sale Contract and the Cash Contract also occurred under this Contract and the parties shall thereafter have no further rights, liabilities, or obligations under this Contract, the Asset Sale Contract or the Cash Contract except for matters which expressly survive termination. Seller's rights under this Section survive termination of this Contract. The intent of the parties is that this Contract, the Asset Sale Contract and the Cash Contract be cross defaulted.

         Section 9.22 Confidentiality.

Seller acknowledges that the matters relating to the REIT, the Public Offering, this Contract and this transaction (collectively, the INFORMATION) are confidential in nature. Therefore, Seller and, if applicable, each Designated Owner covenants and agrees to keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Buyer's prior written consent, disclose any Information in any manner whatsoever; provided, however, (a) that the Information may be revealed only to the Seller's directors, officers, employees, legal counsel, consultants, and advisors and to the Existing Lenders (collectively, the INFORMATION GROUP), in each case on a "need to know" basis, each of whom shall be informed of the confidential nature of the Information, and (b) this confidentiality agreement is not intended to limit Seller's continued use of its books, records, documents and other materials necessary for the continued conduct of Seller's daily business and that of the respective Properties. If the Seller or any member of the Information Group is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Information, the applicable member of the Information Group will notify the Buyer promptly so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this SECTION 9.22. In the event that no such protective order or other remedy is obtained, or that the Buyer waives compliance with the terms of this SECTION 9.22, the applicable member of the Information Group may furnish only that portion of the Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information. Seller acknowledges that remedies at law may be inadequate to protect the Buyer or the REIT against any actual or threatened breach of this SECTION 9.22, and, without prejudice to any other rights and remedies otherwise available, Seller agrees to the granting of injunctive relief in favor of the REIT and/or the Buyer. Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms TAX TREATMENT and TAX STRUCTURE have the meanings specified in Treasury Regulation section 1.6011-4(c). Buyer agrees that if the transaction contemplated by this Contract is not consummated for any reason, then Buyer will (i) return to Seller all documents and information obtained from Seller promptly upon request and (ii) keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Seller's prior written consent, disclose any Information, the content or results of Buyer's investigations and the information contained in the materials delivered by Seller to

Buyer, in any manner whatsoever or use the information gathered by Buyer or sent by Seller to Buyer in a manner which will (a) harm or tend to harm Seller, or
(b) provide Buyer with an advantage in dealing with third parties in competition with Seller or any Seller Affiliate.


                            [SIGNATURE PAGE FOLLOWS.]

         EXECUTED by Seller on September 22, 2004, to be effective the 17th day of September, 2004.

                                   JPI-CG MEZZ LLC, a Delaware limited liability company


                                   By:      /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------


                                   JPI-MC MEZZ LLC, a Delaware limited liability company


                                   By:      /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------


                                   JPI Genpar Realty LLC, a Delaware limited liability company


                                   By:      /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------


                                   JPI Investment Company, L.P., a Texas limited partnership

                                   By:  JPI Multifamily Investments L.P., a
                                        Delaware limited partnership, general
                                        partner

                                        By: New GP LLC, a Delaware limited
                                            liability company, general partner


                                        By: /s/ James W. Morgan, Jr.
                                            ------------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------

EXECUTED by Buyer on September 21, 2004, to be effective the 17th day of September, 2004.

                                    BUYER

                                    EDUCATION REALTY OPERATING
                                    PARTNERSHIP, LP, a Delaware limited
                                    partnership

                                    By:   Education Realty OP GP, Inc.,
                                          its General Partner


                                           By: /s/ Paul O. Bower
                                              ---------------------------------

                                           Name: Paul O. Bower
                                                -------------------------------

                                           Title: President
                                                 -------------------------------

                                    Buyer's Tax ID No.
                                                      -------------------------

                                    The undersigned executes this Contract
                                    solely for the purpose of the
                                    representations and warranties to Buyer
                                    regarding securities law matters set forth in SECTION 4.1(oo) and the confidentiality covenants to Buyer set forth in SECTION 9.22

                                    JPI MULTIFAMILY INVESTMENTS L.P.,
                                    a Delaware limited partnership

                                    By:    New GP LLC,
                                           a Delaware limited liability company,
                                           its General Partner


                                           By: /s/ James W. Morgan, Jr.
                                              ----------------------------------

                                            Name: James W. Morgan, Jr.
                                                 -------------------------------

                                            Title: Assistant Vice President
                                                  ------------------------------

The undersigned agrees to hold and disburse the Earnest Money in accordance with this Contract.

                                           CHICAGO TITLE INSURANCE COMPANY


                                           By:
                                                 ------------------------------

                                                 Name:
                                                        ------------------------

                                                 Title:
                                                         -----------------------
                                                 Date:
                                                       -------------------------

                                   EXHIBIT A-1

                       LEGAL DESCRIPTION OF REAL PROPERTY
                         LOCATED IN LEON COUNTY, FLORIDA

                                   EXHIBIT A-2

                       LEGAL DESCRIPTION OF REAL PROPERTY
                      LOCATED IN KALAMAZOO COUNTY, MICHIGAN

                                   EXHIBIT A-3

                       LEGAL DESCRIPTION OF REAL PROPERTY
                     LOCATED IN CENTRE COUNTY, PENNSYLVANIA

                                   EXHIBIT A-4

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN PAYNE COUNTY, OKLAHOMA

                                   EXHIBIT A-5

                       LEGAL DESCRIPTION OF REAL PROPERTY
                         LOCATED IN LEON COUNTY, FLORIDA

                                   EXHIBIT A-6

                       LEGAL DESCRIPTION OF REAL PROPERTY
                     LOCATED IN HILLSBOROUGH COUNTY, FLORIDA

                                   EXHIBIT A-7

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN ORANGE COUNTY, FLORIDA

                                   EXHIBIT A-8

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN LUBBOCK COUNTY, TEXAS

                                   EXHIBIT A-9

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN FRANKLIN COUNTY, OHIO

                                  EXHIBIT A-10

                       LEGAL DESCRIPTION OF REAL PROPERTY
                        LOCATED IN KNOX COUNTY, TENNESSEE

                                    EXHIBIT B

                                SERVICE CONTRACTS

                                    EXHIBIT C

                                PERSONAL PROPERTY

                                    EXHIBIT D

                              INTENTIONALLY OMITTED

                                    EXHIBIT E

                            PRO RATA CASH ALLOCATION

                                    EXHIBIT F

                                     REPORTS

                                    EXHIBIT G

                            DELIVERED LOAN DOCUMENTS

                                    EXHIBIT H

                                     SURVEYS

                                    EXHIBIT I

                         OTHER CONTRACTS FOR DEVELOPMENT

                                    EXHIBIT J

                           DECLARATION OF RESTRICTION

                                    EXHIBIT K

                                   LITIGATION

                                    EXHIBIT L

                      NOTICES FROM GOVERNMENTAL AUTHORITIES

                                    EXHIBIT M

                          BUYER'S PARTNERSHIP AGREEMENT

                                    EXHIBIT N

                          SELLER KNOWLEDGE INDIVIDUALS

                                    EXHIBIT O


                   AGREEMENT REGARDING CONTRIBUTED PROPERTIES

                                    EXHIBIT P


                           LIQUIDITY OF LOAN DOCUMENTS

                                    EXHIBIT Q

                             ASSIGNMENT OF INTERESTS

                         JEFFERSON AT _________________

                                    EXHIBIT R

                       ASSIGNMENT OF PARTNERSHIP INTERESTS


                 JEFFERSON LOFTS AT ORLANDO LIMITED PARTNERSHIP

                                    EXHIBIT S

                  NON-EXCLUSIVE SERVICE MARK LICENSE AGREEMENT

                                    EXHIBIT T

                                  LEGAL OPINION

                                    EXHIBIT U

                              INTENTIONALLY OMITTED

                                    EXHIBIT V

                                WARRANT AGREEMENT

                                    EXHIBIT W

                          REGISTRATION RIGHTS AGREEMENT